Exhibit 99.2
UNITED STATES BANKRUPTCY COURT

Northern District of California, Oakland Division

)
In re	)	Chapter 11 Case No.
)
Asyst Technologies, Inc., et al.,	)	09-43246
Debtor.	)
)
STATEMENT OF FINANCIAL AFFAIRS FOR
Asyst Technologies, Inc.
Case No: 09-43246

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA, OAKLAND DIVISION
Asyst Technologies, Inc.
Case Number: 09-43246
GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMER REGARDING DEBTOR’S SCHEDULES AND STATEMENTS
Debtor
The Schedules of Assets and Liabilities (collectively, the “Schedules”) and the Statements of Financial Affairs (collectively, the “Statements” and, together with the Schedules, the “Schedules and Statements”) filed by Asyst Technologies, Inc. (“ATI” or the “Debtor”) in the chapter 11 case pending in the United States Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”) were prepared, pursuant to section 521 of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) and Rule 1007 of the Federal Rules of Bankruptcy Procedure, by management of the Debtor, with the assistance of the Debtor’s court-appointed advisors, and are unaudited. While the Debtor’s management has made every reasonable effort to ensure that the Schedules and Statements are as accurate and complete as possible under the circumstances, based on information that was available to it at the time of preparation, subsequent information or discovery may result in material changes to these Schedules and Statements, and inadvertent errors or omissions may have occurred. Because the Schedules and Statements contain unaudited information, which is subject to further review, verification, and potential adjustment, there can be no assurance that these Schedules and Statements are complete. The Debtor reserves all rights to amend the Schedules and Statements from time to time, in all respects, as may be necessary or appropriate, including, but not limited to, the right to dispute or otherwise assert offsets or defenses to any claim reflected in the Schedules and Statements as to amount, liability, or classification, or to otherwise subsequently designate any claim as “disputed,” “contingent,” or “unliquidated.” Furthermore, nothing contained in the Schedules and Statements shall constitute a waiver of rights with respect to this chapter 11 case, including, but not limited to, issues involving substantive consolidation, equitable subordination and/or causes of action arising under the provisions of chapter 5 of the Bankruptcy Code and other relevant non-bankruptcy laws to recover assets or avoid transfers.
The Schedules and Statements have been signed by Paula C. LuPriore, Executive VP, COO and CRO of ATI. Accordingly, in reviewing and signing the Schedules and Statements, Paula C. LuPriore necessarily relied upon the efforts, statements, and representations of the Debtor’s other personnel and professionals. Paula C. LuPriore has not (and could not have) personally verified the accuracy of each such statement and representation, including, for example, statements and representations concerning amounts owed to creditors, classification of such amounts, and each address.
These Global Notes and Statement of Limitations, Methodology, and Disclaimer Regarding the Debtor’ Schedules and Statements (the “Global Notes”) are incorporated by reference in, and comprise an integral part of, the Schedules and Statements, and should be referred to and considered in connection with any review of the Schedules and Statements.
Description of the Cases
On April 20, 2009 (the “Petition Date”), the Debtor filed a voluntary petition for relief under the Bankruptcy Code in the Bankruptcy Court under Case No. 09-43246. The Debtor continues to operate its business and manage its properties as Debtor in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.
Basis of Presentation
For financial reporting purposes, prior to the Petition Date, the Debtor, along with certain non-Debtor affiliates and its non-Debtor subsidiaries, prepared consolidated financial statements that were audited annually. Because none of the direct and individual subsidiaries of ATI are debtors in this chapter 11 case , combining the assets and liabilities set forth in the Schedules and Statements of the Debtor would result in amounts that would be substantially different from financial information regarding ATI and its subsidiaries that would be prepared on a consolidated basis under Debtor’s Generally Accepted Accounting Principles (“GAAP”). Therefore, these Schedules and Statements do not purport to represent financial statements prepared in accordance with GAAP nor are they intended to fully reconcile to the financial statements prepared by the Debtor. Unlike the consolidated financial statements, these Schedules and Statements reflect the assets and liabilities of only the Debtor. Information contained in the Schedules and Statements has been derived from the Debtor’s books and records and historical financial statements.
Amendment
Reasonable efforts have been made to prepare and file complete and accurate Schedules and Statements; however, inadvertent errors or omissions may exist. The Debtor reserves all rights to amend and/or supplement the Schedules and Statements from time to time as is necessary and appropriate.
Confidential or Sensitive Information
There may be instances in which certain information in the Schedules and Statements intentionally has been redacted due to the nature of an agreement between a Debtor and a third party, concerns about the confidential or commercially sensitive nature of certain information, or concerns for the privacy of an individual. The alterations will be limited to only what is necessary to protect the Debtor or third party and will provide interested parties with sufficient information to discern the nature of the listing.
Causes of Action
Despite its reasonable efforts to identify all known assets, the Debtor may not have listed all of its causes of action or potential causes of action against third parties as assets in its Schedules and Statements, including, but not limited to, avoidance actions arising under chapter 5 of the Bankruptcy Code and actions under other relevant non-bankruptcy laws to recover assets. The Debtor reserves all of its rights with respect to any claims, causes of action, or avoidance actions it may have, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver of any such claims, causes of actions, or avoidance actions or in any way prejudice or impair the assertion of such claims.

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA, OAKLAND DIVISION
Asyst Technologies, Inc.
Case Number: 09-43246
GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMER REGARDING DEBTOR’S SCHEDULES AND STATEMENTS
Recharacterization
The Debtor has made reasonable efforts to correctly characterize, classify, categorize, and designate the claims, assets, executory contracts, unexpired leases, and other items reported in the Schedules and Statements. However, due to the complexity and size of the Debtor’s business, the Debtor may have improperly characterized, classified, categorized, or designated certain items. The Debtor thus reserves all of its rights to recharacterize, reclassify, recategorize, or redesignate items reported in the Schedules and Statements at a later time as necessary or appropriate as additional information becomes available.
Claim Description
Any failure to designate a claim in the Schedules and Statements as “contingent,” “unliquidated, or “disputed” does not constitute an admission by the Debtor that such claim or amount is not “contingent,” “unliquidated,” or “disputed.” The Debtor reserves all of its rights to dispute, or to assert offsets or defenses to, any claim reflected on its Schedules or Statements on any grounds, including, but not limited to, amount, liability, priority, status, or classification, or to otherwise subsequently designate any claim as “contingent,” “unliquidated, or “disputed.” Moreover, the Debtor reserves all of its rights to amend its Schedules and Statements as necessary and appropriate, including, but not limited to, with respect to claim description and designation.
Unliquidated Claim Amounts
Claim amounts that could not be readily quantified by the Debtor are scheduled as “unliquidated.”
Undetermined Amounts
The description of an amount as “undetermined” is not intended to reflect upon the materiality of such amount.
Valuation
It would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtor to obtain current market valuations of all of its assets. Accordingly, unless otherwise indicated, net book values as of the Petition Date are reflected on the Schedules and Statements. Exceptions to this include operating cash and certain other assets. Operating cash is presented at bank balances as of the Petition Date. Certain other assets, such as investments in subsidiaries and other intangible assets, are listed at undetermined amounts, as the net book values may differ materially from fair market values. Amounts ultimately realized may vary from net book value (or whatever value was ascribed) and such variance may be material. Accordingly, the Debtor reserves all of its rights to amend or adjust the value of each asset set forth herein. In addition, the amounts shown for total liabilities exclude items identified as “unknown” or “undetermined” and, thus, ultimate liabilities may differ materially from those stated in the Schedules and Statements.
Dates
The information provided herein, except as otherwise noted, represents the asset data of the Debtor as of March 31, 2009 and the liability data of the Debtor as of the close of business on the Petition Date.
Specific Notes
These Debtor’s Notes are in addition to the specific notes set forth in the Schedules and Statements of the Debtor. The fact that the Debtor has prepared a Global Note with respect to a particular Schedule or Statement and not as to others does not reflect and should not be interpreted as a decision by the Debtor to exclude the applicability of such Global Note to any or all of the Debtor’s remaining Schedules or Statements, as appropriate. Disclosure of information in one Schedule, one Statement, or an exhibit or attachment to a Schedule or Statement, even if incorrectly placed, shall be deemed to be disclosed in the correct Schedule, Statement, exhibit, or attachment.
Liabilities
The Debtor has sought to allocate liabilities between the prepetition and postpetition periods based on the information and research that was conducted in connection with the preparation of the Schedules and Statements. As additional information becomes available and further research is conducted, the allocation of liabilities between prepetition and postpetition periods may change. The Debtor reserves the right to amend the Schedules and Statements as it deems appropriate in this regard.
Excluded Assets and Liabilities
The Debtor has excluded certain categories of assets, tax accruals, and liabilities from the Schedules and Statements, including goodwill, pension assets, deferred compensation, accrued salaries, employee benefit accruals, accrued accounts payable, and deferred gains. The Debtor also has excluded rejection damage claims of counterparties to executory contracts and unexpired leases that have been or may be rejected, to the extent such damage claims exist. In addition, certain immaterial assets and liabilities may have been excluded.
Leases
The Debtor has not included in the Schedules and Statements the future obligations of any capital or operating leases.

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA, OAKLAND DIVISION
Asyst Technologies, Inc.
Case Number: 09-43246
GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMER REGARDING DEBTOR’S SCHEDULES AND STATEMENTS
Contingent Assets
The Debtor believes that it may possess certain claims and causes of action against various parties. Additionally, the Debtor may possess contingent claims in the form of various avoidance actions it could commence under the provisions of chapter 5 of the Bankruptcy Code and other relevant non-bankruptcy laws. The Debtor, despite reasonable efforts, may not have set forth all of its causes of action against third parties as assets in its Schedules and Statements. The Debtor reserves all of its rights with respect to any claims, causes of action, or avoidance actions it may have and nothing contained in these Global Notes or the Schedules and Statements shall be deemed a waiver of any such claims, avoidance actions, or causes of action or in any way prejudice or impair the assertion of such claims.
The Debtor may also possess contingent and unliquidated claims against affiliated entities for various financial accommodations and similar benefits it has extended from time to time, including contingent and unliquidated claims for contribution, reimbursement and/or indemnification arising from, among other things, (i) letters of credit, (ii) notes payable and receivable, (iii) surety bonds, (iv) guaranties, (v) indemnities, and (vi) warranties. Additionally, prior to the relevant Petition Date, the Debtor, as plaintiff, may have commenced various lawsuits in the ordinary course of its business against third parties seeking monetary damages. Refer to each Statement, item 4(a)(i), for lawsuits commenced prior to the relevant Petition Date in which the Debtor was a plaintiff.
Receivables and Payables
For confidentiality reasons the Debtor has not listed individual customer accounts receivable balance information.
Guaranties and Other Secondary Liability Claims
The Debtor has used reasonable efforts to locate and identify guaranties and other secondary liability claims (collectively, “Guaranties”) in each of its executory contracts, unexpired leases, secured financings, debt instruments, and other such agreements. Where such Guaranties have been identified, they have been included in Schedule G. The Debtor, however, believes that certain Guaranties embedded in the Debtor’s executory contracts, unexpired leases, secured financings, debt instruments, and other such agreements may have been inadvertently omitted. Thus, the Debtor reserves all of its rights to amend the Schedules to the extent that additional Guaranties are identified.
Intellectual Property Rights
Exclusion of certain intellectual property shall not be construed to be an admission that such intellectual property rights have been abandoned, have been terminated, or otherwise have expired by its terms, or have been assigned or otherwise transferred pursuant to a sale, acquisition, or other transaction. Conversely, inclusion of certain intellectual property shall not be construed to be an admission that such intellectual property rights have not been abandoned, have not been terminated, or otherwise have not expired by its terms, or have not been assigned or otherwise transferred pursuant to a sale, acquisition, or other transaction. Accordingly, the Debtor reserves all of its rights with respect to the legal status of any and all intellectual property rights.
Estimates
To prepare and file the Schedules by the required June 4, 2009 filing date, management was required to make certain estimates and assumptions that affected the reported amounts of these assets and liabilities.
Fiscal Year
The Debtor’s fiscal year ends on March 31.
Currency
Unless otherwise indicated, all amounts are reflected in U.S. dollars.
Property and Equipment
Unless otherwise indicated, owned property and equipment are stated at net book value. The Debtor may lease furniture, fixtures, and equipment from certain third party lessors. Any such leases are set forth in the Schedules and Statements. Nothing in the Schedules and Statements is or shall be construed as an admission as to the determination as to the legal status of any lease (including whether any lease is a true lease or a financing arrangement), and the Debtor reserves all of its rights with respect to same.
Claims of Third-Party Related Entities
While the Debtor has made every effort to properly classify each claim listed in the Schedules as being either disputed or undisputed, liquidated or unliquidated, and contingent or noncontingent, the Debtor has not been able to fully reconcile all payments made to certain third parties and its related entities on account of the Debtor’s obligations to same.

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA, OAKLAND DIVISION
Asyst Technologies, Inc.
Case Number: 09-43246
GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMER REGARDING DEBTOR’S SCHEDULES AND STATEMENTS
Interest in Subsidiaries and Affiliates
ATI indirectly owns all or part of numerous subsidiaries and affiliates that are not Debtor. Interests in subsidiaries arise from stock ownership or from interests in partnerships. The Debtor’s Schedules B-13 and B-14 or Statement 18a contains a listing of the current capital structure of ATI and non-Debtor affiliates and includes ownership interests in the related affiliates and partnerships of each corporate affiliate.
Umbrella Or Master Agreements
Contracts listed in the Schedules and Statements may be umbrella or master agreements that cover relationships with the Debtor.
Insiders
The Debtor has attempted to include all payments made over the 12 months preceding the Petition Date to any individual or entity deemed an “insider.” For these purposes, “insider” is defined as (1) an individual or entity owning 5% or greater of ATI, (2) an individual appointed by the Members of the Management Committee of ATI, or (3) an entity related to an insider. The listing of a party as an “insider,” however, is not intended to be nor should be construed as a legal characterization of such party as an insider and does not act as an admission of any fact, claim, right, or defense, and all such rights, claims, and defenses are hereby expressly reserved.
Payments
The financial affairs and business of the Debtor is complex. Prior to the Petition Date, the Debtor and its non-Debtor affiliates participated in a consolidated cash management system through which certain payments were made by one entity on behalf of another. As a result, certain payments in the Schedules and Statements may have been made prepetition by one entity on behalf of another entity through the operation of the consolidated cash management system.
Totals
All totals that are included in the Schedules and Statements represent totals of all the known amounts included in the Schedules and Statements.

STATEMENT OF FINANCIAL AFFAIRS
UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division

Chapter 11
In re: Asyst Technologies, Inc.	Case Number: 09-43246
Debtor.
     This statement is to be completed by every debtor. Spouses filing a joint petition may file a statement on which the information for both spouses is combined. If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual’s personal affairs. To indicate payments, transfers and the like to minor children, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).
     Questions 1 — 18 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete Questions 19 — 2 5 . If the answer to an applicable question is “None,” mark the box labeled “None.” If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question.
DEFINITIONS
     “In business.” A debtor is “in business” for the purpose of this form if the debtor is a corporation or partnership. An individual debtor is “in business” for the purpose of this form if the debtor is or has been, within the six years immediately preceding the filing of this bankruptcy case, any of the following: an officer, director, mangaging executive, or owner of 5 percent or more of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed full-time or part-time. An individual debtor also may be “in business” for the purpose of this form if the debtor engages in a trade, business, or other activity, other than as an employee, to supplement income from the debtor’s primary employment.
     “Insider.” The term “insider” includes but is not limited to: relatives of the debtor; general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers, directors, and any owner of 5 percent or more of the voting or equity securities of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; and any managing agent of the debtor. 11 U.S.C. § 101.

1. Income from employment or operation of business

None ☐	State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of debtor’s business, including part-time activities either as an employee or in independent trade or business, from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor’s fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed).

See attachment 1 of the Statement of Financial Affairs

2. Income other than from employment or operation of business

None ☐	State the amount of income received by the debtor other than from employment, trade, profession, or operation of the debtor’s business during the two year immediately preceding the commencement of this case. Give particular If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed).

See attachment 2 of the Statement of Financial Affairs

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3. Payments to Creditors

Complete a. or b., as appropriate, and c.

None ☑	a. Individual or joint debtor(s) with primarily consumer debts: List all payments on loans, installment purchases of goods or services, and other debts to any creditor made within 90 days immediately preceding the commencement of this case if the aggregate value of all property that constitutes or is affected by such transfer is not less than $600. Indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and creditor counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

None ☐	b. Debtor whose debts are not primarily consumer debts : List each payment or other transfer to any creditor made within 90 days immediately preceding the commencement of the case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $5,475. If the debtor is an individual, indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments and other transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

See Attachment 3b of the Statement of Financial Affairs.

None ☐	c. All debtors : List all payments made within one year immediately preceeding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

See Attachment 3c of the Statement of Financial Affairs.

None	4. Suits, executions, garnishments, and attachments
☐
a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

See Attachment 4a(ii) & 4a(iii) of the Statement of Financial Affairs.

None ☑	b. Describe all property that has been attached, garnished, or seized under any legal or equitable process within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

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5. Repossessions, foreclosures, and returns

None ☑	List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

6. Assignments and receiverships

None ☑	a. Describe any assignment of property for the benefit of creditors made within 120 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include any assignment by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

None ☑	b. List all property which has been in the hands of a custodian, receiver, or court-appointed official within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

7. Gifts

None ☑	List all gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include gifts or contributions by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

8. Losses

None ☑	List all losses from fire, theft, other casualty or gambling within one year immediately preceding the commencement of this case or since the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include losses by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

9. Payments related to debt counseling or bankruptcy

None ☐	List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, or consultation concerning debt consolidation, relief under the bankruptcy laws, preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case.

See Attachment 9 of the Statement of Financial Affairs.

10. Other transfers

None ☑	List all other property, other than property transferred in the ordinary course of the business or financial affairs of the Debtor transferred either absolutely or as security within two years immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

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None ☑	b. List all property transferred by the debtor within two years immediately preceding the commencement of this case to a self-settled trust or similar device of which the debtor is a beneficiary.

11. Closed financial accounts

None ☐	List all financial accounts and instruments held in the name of the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives associations, brokerage houses and other financial institutions. (Married debtors filing under chapter 12 or chapter 13 must include information concerning accounts or instruments held by or for either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

See attachment 11 of the Statement of Financial Affairs

12. Safe deposit boxes

None ☑	List each safe deposit or other box or depository in which the debtor has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

13. Setoffs

None ☑	List all setoffs made by any creditor, including a bank, against debts or deposit of the debtor within 90 days preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

14. Property held for another person

None ☑	List all property owned by another person that the debtor holds or controls.
15. Prior address of debtor

None ☑	If the debtor has moved within the three years immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, report also any separate address of either spouse.

None	16. Spouses and Former Spouses
☑
If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington or Wisconsin) within eight-years immediately preceding the commencement of this case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state.

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17. Environmental Information

For the purposes of this questions, the following definitions apply:

“Environmental Law” means any federal, state, of local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes or material.

“Site” means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.

“Hazardous Material” means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under an Environmental Law.

None ☑	a. List the name and address of every site for which the debtor has received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law.

None ☑	b. List the name and address of every site for which the debtor provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

None ☑	c. List all judicial or administrative proceedings, including settlements or order, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number.

18. Nature, location, and names of business

None ☐	a. If the debtor is an individual, list the names, addresses and taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietorship, or was a self-employed professional within the six-years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting of equity securities within the six-years immediately preceding the commencement of this case.

If the debtor is a partnership, list the names, addresses and taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting securities, within the six-years immediately preceding the commencement of this case.

If the debtor is a corporation, list the names, addresses and taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting securities, within the six-years immediately preceding the commencement of this case.

See Attachment 18a of the Statement of Financial Affairs.

None ☑	b. Identify any business listed in response to subdivision a., above, that is “single asset real estate” as defined in 11 U.S.C. § 101.
     The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within the six-years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sold proprietor or otherwise self-employed in a trade, profession, or other activity, either full- or part-time.
     (An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within the six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)

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19. Books, records and financial statements

None ☐	a. List all bookkeepers and accountants who within the two years immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

See attachment 19a of the Statement of Financial Affairs

None ☐	b. List all firms or individuals who within the two years immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

NAME AND ADDRESS

PriceWaterhouseCoopers LLP Ten Almaden Blvd., Suite 1600; San Jose, CA 95113

None ☐	c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

For a list of individuals in possession of the Debtor’s books of account and records, see attachment 19a of the Statement of the Financial Affairs

None ☐	d. List all financial institutions, creditors, and other parties, including mercantile and trade agencies, to whom a financial statement was issued within the two years immediately preceding the commencement of this case by the debtor.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Debtor has prepared and filed with the Securities Exchange Commission (“the SEC”) Form 8-K Special Reports, Form 10-Q Quarterly Reports and Form 10-K Annual Reports (collectively, the “SEC Filings”). The SEC Filings contain consolidated financial information relating to the Debtor and its parent companies. Because the SEC Filings are of public record, the Debtor does not maintain records of the parties who requested or obtained copies of any of the SEC Filings from the SEC or the Debtor. In addition to the companies listed on Attachment #19d, the debtor provided financial information to various companies that were performing due diligence in anticipation of a potential sale transaction. Due to the nature of certain confidentiality arrangements, the names of those firms are not listed hereon.

20. Inventories

None ☐	a. List the dates of the last two inventories taken of the debtor’s property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

See attachment 20 of the Statement of the Financial Affairs

None ☐	b. List the name and address of the person having possession of the records of each of the two inventories reported in a., above.

See attachment 20 of the Statement of the Financial Affairs

6

21. Current Partners, Officers, Directors and Shareholders
None ☑	a. If the debtor is a partnership, list the nature and percentage of partnership interest of each member of the partnership.

None ☐	b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent of more of the voting or equity securities of the corporation.

See attachment 21b of the Statement of the Financial Affairs

22. Former partners, officers, directors, and shareholders.

None ☑	a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement of this case.

None ☐	b. If the debtor is a corporation, list all officers, or directors whose relationships with the corporation terminated within one year immediately preceding the commencement of this case.

See attachment 22b of the Statement of the Financial Affairs

23. Withdrawals from a partnership or distributions by a corporation

None ☐	If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

See attachment 3c of the Statement of the Financial Affairs

24. Tax Consolidation Group

None ☐	If the debtor is a corporation, list the name and federal taxpayer identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within the six-years immediately preceding the commencement of this case.

Asyst Technologies, Inc. #94-2942251

25. Pension Funds

None ☑	If the debtor is not an individual, list the name and federal taxpayer identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within six-years immediately preceding the commencement of this case.

7

Asyst Technologies, Inc.	Attachment 1
Case Number: 09-43246
1. Income from employment or operation of business.

Year	Amount
3/31/2007 Annual Gross Revenue	$123,806,061
3/31/2008 Annual Gross Revenue	$104,806,135
3/31/2009 Annual Gross Revenue	$50,803,012
Specific Notes
Income from employment or operation of business is comprised of Third Party Sales and Changes in SAB 101 Deferred Revenue and does not include intercompany sales or adjustments to gross revenue (i.e. cash discounts and sales returns).

Asyst Technologies, Inc.	Attachment 2
Case Number: 09-43246
2. Income other than from employment or operation of business.

Type of Income	2007	2008	2009
Other Income	$5,819,379	$4,821,304	$1,671,111

	$5,819,379	$4,821,304	$1,671,111
Specific Notes
Income other than from employment or operation of business is comprised of the following items: Gains / (Losses) on the Disposal of Assets, Royalty Income, Miscellaneous Income, Interest Income, and Realized Gains / (Losses) on Translation of Foreign Currencies.

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
1-800-Got-Junk	14 Progress Ave	NASHUA, NH 03062	2/6/2009	0000228233	$1,516

		TOTAL 1-800-Got-Junk				$1,516
2929 Partners, Ltd.	17950 Preston Road Suite 250	DALLAS, TX 75252	3/9/2009	0000228420	$1,509
2929 Partners, Ltd.	17950 Preston Road Suite 250	DALLAS, TX 75252	2/10/2009	0000228262	$1,422

		TOTAL 2929 Partners, Ltd.				$2,931
2Xl, Inc.	590 Brennan Street Howard Yonet	SAN JOSE, CA 95131	2/13/2009	0000228318	$2,573
2Xl, Inc.	590 Brennan Street Howard Yonet	SAN JOSE, CA 95131	2/4/2009	0000228222	$833

		TOTAL 2Xl, Inc.				$3,406
Abd Insurance Services	Dept 33457 P.O.Box 39000	SAN FRANCISCO, CA 94139-0001	2/4/2009	0000228249	$13,978

		TOTAL Abd Insurance Services				$13,978
Abtech Support	2042 Corte Del Nogal #D Brett Wilson	CARLSBAD, CA 92011-1438	2/19/2009	0000228352	$765
Abtech Support	2042 Corte Del Nogal #D Brett Wilson	CARLSBAD, CA 92011-1438	1/20/2009	0000228050	$765
Abtech Support	2042 Corte Del Nogal #D Brett Wilson	CARLSBAD, CA 92011-1438	4/8/2009	0000228549	$765

		TOTAL Abtech Support				$2,295
Abx Engineering	880 Hinckley Road Jeff Bullis	BURLINGAME, CA 94010-1503	1/21/2009	0000228104	$4,095
Abx Engineering	880 Hinckley Road Jeff Bullis	BURLINGAME, CA 94010-1503	2/4/2009	0000228235	$1,919
Abx Engineering	880 Hinckley Road Jeff Bullis	BURLINGAME, CA 94010-1503	2/20/2009	0000228332	$6,315

		TOTAL Abx Engineering				$12,329
Acco	525 Laurelwood Road Randy Watts	SANTA CLARA, CA 95054	1/28/2009	0000228146	$2,502
Acco	525 Laurelwood Road Randy Watts	SANTA CLARA, CA 95054	1/21/2009	0000228072	$2,828

		TOTAL Acco				$5,330
Accu-Image, Inc.	193 Commercial Street Darren Oneil	SUNNYVALE, CA 94086	1/22/2009	0000228141	$435
Accu-Image, Inc.	193 Commercial Street Darren Oneil	SUNNYVALE, CA 94086	2/23/2009	0000228358	$3,147
Accu-Image, Inc.	193 Commercial Street Darren Oneil	SUNNYVALE, CA 94086	2/5/2009	0000228258	$2,147

		TOTAL Accu-Image, Inc.				$5,729
Acnovate Corporation	3160 De La Cruz Blvd. Suite 206 Ravi Metrani	SANTA CLARA, CA 95054	2/6/2009	0000227974	$2,332

		TOTAL Acnovate Corporation				$2,332
Act Teleconferencing Svcs	P.O. Box 1857	ENGLEWOOD, CO 80150	2/2/2009	0000228032	$80
Act Teleconferencing Svcs	P.O. Box 1857	ENGLEWOOD, CO 80150	1/27/2009	0000228125	$645

		TOTAL Act Teleconferencing Svcs				$725
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	2/19/2009	ACH DEBIT	$1,548
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	2/23/2009	ACH DEBIT	$16
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	1/20/2009	ACH DEBIT	$1,685
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	1/26/2009	ACH DEBIT	$16
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	2/13/2009	ACH DEBIT	$4,592
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	2/23/2009	ACH DEBIT	$(2,145)
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	1/20/2009	ACH DEBIT	$1,033
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	3/30/2009	ACH DEBIT	$120
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	4/20/2009	ACH DEBIT	$3,832

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	4/20/2009	ACH DEBIT	$16
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	4/13/2009	ACH DEBIT	$1,628
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	4/6/2009	ACH DEBIT	$32
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	4/3/2009	ACH DEBIT	$207
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	2/10/2009	ACH DEBIT	$4,059
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	3/30/2009	ACH DEBIT	$1,545
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	2/23/2009	ACH DEBIT	$2,770
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	3/26/2009	ACH DEBIT	$80
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	3/20/2009	ACH DEBIT	$4,884
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	3/16/2009	ACH DEBIT	$1,762
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	3/6/2009	ACH DEBIT	$2,262
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	3/4/2009	ACH DEBIT	$220
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	3/2/2009	ACH DEBIT	$1,532
ADP	3300 Olcott Street	SANTA CLARA, CA 95052	3/2/2009	ACH DEBIT	$16

		TOTAL ADP				$31,709
Aei Corporation Ltd	12 Penjuru Lane Bruce Lee Kh	SINGAPORE, 609192	2/10/2009	0000228219	$77

		TOTAL Aei Corporation Ltd				$77
Aeronet Worldwide	1178 Cherry Avenue Mike Signori	SAN BRUNO, CA 94066	3/2/2009	0000228410	$3,875
Aeronet Worldwide	1178 Cherry Avenue Mike Signori	SAN BRUNO, CA 94066	3/11/2009	0000228429	$1,901
Aeronet Worldwide	1178 Cherry Avenue Mike Signori	SAN BRUNO, CA 94066	3/25/2009	0000228473	$3,285
Aeronet Worldwide	1178 Cherry Avenue Mike Signori	SAN BRUNO, CA 94066	3/30/2009	0000228496	$5,104
Aeronet Worldwide	1178 Cherry Avenue Mike Signori	SAN BRUNO, CA 94066	4/8/2009	0000228534	$2,641
Aeronet Worldwide	1178 Cherry Avenue Mike Signori	SAN BRUNO, CA 94066	2/19/2009	0000228338	$6,540
Aeronet Worldwide	1178 Cherry Avenue Mike Signori	SAN BRUNO, CA 94066	3/16/2009	0000228446	$2,949
Aeronet Worldwide	42 Corporate Park Suite 150 John Baisey	IRVINE, CA 92606	4/7/2009	0000228529	$6,411
Aeronet Worldwide	42 Corporate Park Suite 150 John Baisey	IRVINE, CA 92606	3/30/2009	0000228494	$6,466
Aeronet Worldwide	42 Corporate Park Suite 150 John Baisey	IRVINE, CA 92606	3/25/2009	0000228470	$568
Aeronet Worldwide	1178 Cherry Avenue Mike Signori	SAN BRUNO, CA 94066	2/11/2009	0000228300	$674
Aeronet Worldwide	1178 Cherry Avenue Mike Signori	SAN BRUNO, CA 94066	2/4/2009	0000228248	$5,912
Aeronet Worldwide	1178 Cherry Avenue Mike Signori	SAN BRUNO, CA 94066	1/28/2009	0000228181	$11,651
Aeronet Worldwide	1178 Cherry Avenue Mike Signori	SAN BRUNO, CA 94066	1/20/2009	0000228115	$12,015
Aeronet Worldwide	42 Corporate Park Suite 150 John Baisey	IRVINE, CA 92606	2/3/2009	0000228240	$15,330
Aeronet Worldwide	1178 Cherry Avenue Mike Signori	SAN BRUNO, CA 94066	2/24/2009	0000228386	$7,654
Aeronet Worldwide	42 Corporate Park Suite 150 John Baisey	IRVINE, CA 92606	2/19/2009	0000228334	$6,522
Aeronet Worldwide	42 Corporate Park Suite 150 John Baisey	IRVINE, CA 92606	2/24/2009	0000228381	$6,390
Aeronet Worldwide	42 Corporate Park Suite 150 John Baisey	IRVINE, CA 92606	3/11/2009	0000228427	$12,095
Aeronet Worldwide	42 Corporate Park Suite 150 John Baisey	IRVINE, CA 92606	2/11/2009	0000228295	$20,136

		TOTAL AERONET WORLDWIDE				$138,120
Aetna Life Ins.	Map - Unit 3 151 Farmington Ave.	HARTFORD, CT 06156-1269	3/9/2009	0000228417	$4,861
Aetna Life Ins.	Map - Unit 3 151 Farmington Ave.	HARTFORD, CT 06156-1269	3/10/2009	0000228395	$9,302
Aetna Life Ins.	Map - Unit 3 151 Farmington Ave.	HARTFORD, CT 06156-1269	1/20/2009	0000228064	$4,439

		TOTAL Aetna Life Ins.				$18,602

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Afco	Dept La21315	PASADENA, CA 91185-1315	3/9/2009	0000228418	$42,689
Afco	Dept La21315	PASADENA, CA 91185-1315	4/9/2009	0000228552	$42,689
Afco	Dept La21315	PASADENA, CA 91185-1315	2/5/2009	0000228260	$42,689

		TOTAL Afco				$128,067
Aicco Inc.	three Embarcadero Center	SAN FRANCISCO, CA 94111	3/16/2009	0000228432	$69,306
Aicco Inc.	three Embarcadero Center	SAN FRANCISCO, CA 94111	2/19/2009	0000228325	$69,306
Aicco Inc.	three Embarcadero Center	SAN FRANCISCO, CA 94111	1/20/2009	0000228080	$69,306
Aicco Inc.	three Embarcadero Center	SAN FRANCISCO, CA 94111	4/1/2009	0000012440	$138,612

		TOTAL Aicco Inc.				$346,530
Alameda County Water District	43885 South Grimmer Blvd.	FREMONT, CA 94538-6348	3/13/2009	0000228426	$680

		TOTAL Alameda County Water District				$680
Alcotec Precision Eng. Pte Ltd	Blk 31, Defu Lane 10, #04-68	SINGAPORE, 539212	2/18/2009	0000012413	$2,240
Alcotec Precision Eng. Pte Ltd	Blk 31, Defu Lane 10, #04-68	SINGAPORE, 539212	1/28/2009	0000012396	$6,364
Alcotec Precision Eng. Pte Ltd	Blk 31, Defu Lane 10, #04-68	SINGAPORE, 539212	2/4/2009	0000012403	$2,029

		TOTAL Alcotec Precision Eng. Pte Ltd				$10,633
Alixpartners, LLC	4 Embarcadero Center Suite 3110 Michael M.	SAN FRANCISCO, CA 94111	4/9/2009	0000012444	$325,000
Alixpartners, LLC	4 Embarcadero Center Suite 3110 Michael M.	SAN FRANCISCO, CA 94111	3/27/2009	0000012437	$75,996
Alixpartners, LLC	4 Embarcadero Center Suite 3110 Michael M.	SAN FRANCISCO, CA 94111	2/20/2009	0000012424	$75,000
Alixpartners, LLC	4 Embarcadero Center Suite 3110 Michael M.	SAN FRANCISCO, CA 94111	4/2/2009	0000012441	$155,318

		TOTAL Alixpartners, LLC				$631,314
Alliance Bearing Ind.	14745 Arminta St.	VAN NUYS, CA 91402	2/4/2009	0000228220	$3,625

		TOTAL Alliance Bearing Ind.				$3,625
Allied Waste Services #916	PO Box 78460 Alameda County	PHOENIX, AZ 85062-8460	2/3/2009	0000228156	$2,123
Allied Waste Services #916	PO Box 78460 Alameda County	PHOENIX, AZ 85062-8460	4/17/2009	0000228510	$3,461

		TOTAL Allied Waste Services #916				$5,583
Alpha Ems Corporation	44193 S.Grimmer Blvd. Eric Chang	FREMONT, CA 94538	1/21/2009	0000228092	$7,686

		TOTAL Alpha Ems Corporation				$7,686
American Express	TRAVEL RELATED SVCS. CO., INC P.O.BOX 360001	FT LAUDERDALE, FL 33336-0001	4/3/2009	0000012442	$1,612
American Express	TRAVEL RELATED SVCS. CO., INC P.O.BOX 360001	FT LAUDERDALE, FL 33336-0001	1/23/2009	0000228116	$43,784
American Express	TRAVEL RELATED SVCS. CO., INC P.O.BOX 360001	FT LAUDERDALE, FL 33336-0001	4/3/2009	0000012443	$6,162
American Express	TRAVEL RELATED SVCS. CO., INC P.O.BOX 360001	FT LAUDERDALE, FL 33336-0001	3/3/2009	ACH DEBIT	$5
American Express	TRAVEL RELATED SVCS. CO., INC P.O.BOX 360001	FT LAUDERDALE, FL 33336-0001	2/3/2009	ACH DEBIT	$5
American Express	TRAVEL RELATED SVCS. CO., INC P.O.BOX 360001	FT LAUDERDALE, FL 33336-0001	4/3/2009	0000228497	$58,421
American Express	TRAVEL RELATED SVCS. CO., INC P.O.BOX 360001	FT LAUDERDALE, FL 33336-0001	2/23/2009	0000228339	$47,198
American Express	TRAVEL RELATED SVCS. CO., INC P.O.BOX 360001	FT LAUDERDALE, FL 33336-0001	4/3/2009	ACH DEBIT	$5

		TOTAL American Express				$157,193

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
American Express - 51004	World Financial Center 200 Vesey St.	NEW YORK, NY 10285	1/27/2009	0000228195	$2,536
American Express - 51004	World Financial Center 200 Vesey St.	NEW YORK, NY 10285	2/18/2009	0000228345	$20
American Express - 51004	World Financial Center 200 Vesey St.	NEW YORK, NY 10285	3/24/2009	0000228479	$1,864

		TOTAL American Express - 51004				$4,420
American Messaging	P.O. Box 15110	ALBANY, TX 12212-5110	2/11/2009	0000228317	$196
American Messaging	P.O. Box 15110	ALBANY, TX 12212-5110	3/25/2009	0000228483	$477

		TOTAL American Messaging				$672
Ameritas Life Insurance Corp.	2950 Buskirk Avenue Suite 300 Candace H.	WALNUT CREEK, CA 94597	3/6/2009	0000012423	$33,692
Ameritas Life Insurance Corp.	2950 Buskirk Avenue Suite 300 Candace H.	WALNUT CREEK, CA 94597	2/25/2009	0000228226	$1,488
Ameritas Life Insurance Corp.	2950 Buskirk Avenue Suite 300 Candace H.	WALNUT CREEK, CA 94597	3/13/2009	0000228402	$1,492
Ameritas Life Insurance Corp.	2950 Buskirk Avenue Suite 300 Candace H.	WALNUT CREEK, CA 94597	3/26/2009	0000228466	$45,538
Ameritas Life Insurance Corp.	2950 Buskirk Avenue Suite 300 Candace H.	WALNUT CREEK, CA 94597	4/13/2009	0000228517	$27,430

		TOTAL Ameritas Life Insurance Corp.				$109,640
Angelina Obiniana	29188 Marshbrook Drive	HAYWARD, CA 94545	4/9/2009	0000228509	$455

		TOTAL Angelina Obiniana				$455
Anthony Santelli	8622 Skyland Dr	NIWOT, CO 80503	4/1/2009	0000228484	$758
Anthony Santelli	8622 Skyland Dr	NIWOT, CO 80503	2/3/2009	0000227930	$20,946

		TOTAL Anthony Santelli				$21,704
Apple Ridge Funding	40 Apple Ridge Road Wendelyn E.	DANBURY, CT 06810	2/10/2009	0000228290	$23,239
Apple Ridge Funding	40 Apple Ridge Road Wendelyn E.	DANBURY, CT 06810	2/4/2009	0000228164	$25,467
Apple Ridge Funding	40 Apple Ridge Road Wendelyn E.	DANBURY, CT 06810	2/3/2009	0000227990	$20,483

		TOTAL Apple Ridge Funding				$69,188
Applied Ceramics, Inc.	48630 Milmont Drive Shunsuke Eny	FREMONT, CA 94538	2/5/2009	0000228215	$11,040
Applied Ceramics, Inc.	48630 Milmont Drive Shunsuke Eny	FREMONT, CA 94538	2/10/2009	0000228277	$42,220

		TOTAL Applied Ceramics, Inc.				$53,260
Applied Precision	3320 Edward Ave Norm/Alicia	SANTA CLARA, CA 95054	2/2/2009	0000228259	$641
Applied Precision	3320 Edward Ave Norm/Alicia	SANTA CLARA, CA 95054	2/9/2009	0000228281	$1,460
Applied Precision	3320 Edward Ave Norm/Alicia	SANTA CLARA, CA 95054	1/23/2009	0000228086	$90
Applied Precision	3320 Edward Ave Norm/Alicia	SANTA CLARA, CA 95054	4/6/2009	0000228513	$1,445

		TOTAL Applied Precision				$3,636
Aramark Uniform Services Inc.	P.O.Box 5034 Hazel	HAYWARD, CA 94540-5034	1/22/2009	0000228107	$23
Aramark Uniform Services Inc.	P.O.Box 5034 Hazel	HAYWARD, CA 94540-5034	1/28/2009	0000228171	$167
Aramark Uniform Services Inc.	P.O.Box 5034 Hazel	HAYWARD, CA 94540-5034	2/5/2009	0000228239	$70
Aramark Uniform Services Inc.	P.O.Box 5034 Hazel	HAYWARD, CA 94540-5034	2/11/2009	0000228293	$70

		TOTAL Aramark Uniform Services Inc.				$330
Arizona Dept. Of Revenue	P.O. Box 29079	PHOENIX, AZ 85038-9079	1/23/2009	0000228131	$144

		TOTAL Arizona Dept. Of Revenue				$144
Arrk Product Devp Group	8880 Rehco Rd, Suite A Michael Shay	SAN DIEGO, CA 92121	1/27/2009	0000228193	$42,618
Arrk Product Devp Group	8880 Rehco Rd, Suite A Michael Shay	SAN DIEGO, CA 92121	2/6/2009	0000228254	$10,602

		TOTAL Arrk Product Devp Group				$53,220
As One Technologies, Inc.	5572 Smetana Drive	MINNETONKA, MN 55343	1/30/2009	0000228160	$26,000

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
As One Technologies, Inc.	5572 Smetana Drive	MINNETONKA, MN 55343	1/23/2009	0000227977	$73,725

		TOTAL As One Technologies, Inc.				$99,725
Ascenx Technologies, Inc.	1905 Tarob Court Tim Bach	MILPITAS, CA 95035	2/10/2009	0000228284	$1,950

		TOTAL Ascenx Technologies, Inc.				$1,950
Asm America, Inc.	3440 East University Drive Sheryl Moret	TEMPE, AZ 85034	1/29/2009	0000228098	$6,365

		TOTAL Asm America, Inc.				$6,365
AtandT	PO Box 78314	PHOENIX, AZ 85062-8314	1/28/2009	0000228148	$8,398
AtandT	PO Box 78314	PHOENIX, AZ 85062-8314	2/26/2009	0000228362	$4,510
AtandT	PO Box 78314	PHOENIX, AZ 85062-8314	4/14/2009	0000228559	$6,049
AtandT	PO Box 78314	PHOENIX, AZ 85062-8314	3/3/2009	0000228363	$3,149
AtandT	PO Box 78314	PHOENIX, AZ 85062-8314	3/24/2009	0000228459	$3,162
AtandT	PO Box 78314	PHOENIX, AZ 85062-8314	3/25/2009	0000228460	$1,253
AtandT	PO Box 78314	PHOENIX, AZ 85062-8314	1/22/2009	0000228077	$136
AtandT	PO Box 78314	PHOENIX, AZ 85062-8314	4/1/2009	0000228485	$1,330
AtandT	PO Box 78314	PHOENIX, AZ 85062-8314	4/10/2009	0000228558	$136
AtandT	PO Box 78314	PHOENIX, AZ 85062-8314	1/22/2009	0000228076	$1,311
AtandT	PO Box 78314	PHOENIX, AZ 85062-8314	2/18/2009	0000228323	$1,290
AtandT	PO Box 78314	PHOENIX, AZ 85062-8314	1/22/2009	0000227943	$7,786

		TOTAL AtandT				$38,509
AtandT - 277019	P.O.Box 277019	ATLANTA, GA 30384-7019	2/4/2009	0000228255	$3,413
AtandT - 277019	P.O.Box 277019	ATLANTA, GA 30384-7019	4/13/2009	0000228563	$3,413
AtandT - 277019	P.O.Box 277019	ATLANTA, GA 30384-7019	3/19/2009	0000228454	$3,413

		TOTAL AtandT - 277019				$10,238
AtandT - 78152	P.O.Box 78152	PHOENIX, AZ 85062-8152	2/10/2009	0000228273	$54
AtandT - 78152	P.O.Box 78152	PHOENIX, AZ 85062-8152	4/13/2009	0000228557	$107
AtandT - 78152	P.O.Box 78152	PHOENIX, AZ 85062-8152	3/19/2009	0000228431	$326

		TOTAL AtandT - 78152				$488
AtandT Wireless	National Business Services P.O.Box 78405	PHOENIX, AZ 85062-8405	1/22/2009	0000228117	$23,511
AtandT Wireless	National Business Services P.O.Box 78405	PHOENIX, AZ 85062-8405	2/17/2009	0000228301	$22,943
AtandT Wireless	National Business Services P.O.Box 78405	PHOENIX, AZ 85062-8405	3/5/2009	0000228411	$19,761
AtandT Wireless	National Business Services P.O.Box 78405	PHOENIX, AZ 85062-8405	4/14/2009	0000228562	$19,876

		TOTAL AtandT Wireless				$86,092
Atr International Inc.	Dept 33037 P.O. Box 39000	SAN FRANCISCO, CA 94139-3037	3/24/2009	0000228461	$9,600
Atr International Inc.	Dept 33037 P.O. Box 39000	SAN FRANCISCO, CA 94139-3037	1/21/2009	0000228078	$5,400
Atr International Inc.	Dept 33037 P.O. Box 39000	SAN FRANCISCO, CA 94139-3037	1/27/2009	0000228149	$3,000
Atr International Inc.	Dept 33037 P.O. Box 39000	SAN FRANCISCO, CA 94139-3037	2/3/2009	0000228211	$3,000
Atr International Inc.	Dept 33037 P.O. Box 39000	SAN FRANCISCO, CA 94139-3037	2/10/2009	0000228274	$1,440
Atr International Inc.	Dept 33037 P.O. Box 39000	SAN FRANCISCO, CA 94139-3037	2/18/2009	0000228324	$3,420
Atr International Inc.	Dept 33037 P.O. Box 39000	SAN FRANCISCO, CA 94139-3037	2/25/2009	0000228364	$3,000

		TOTAL Atr International Inc.				$28,860

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Avaya Inc.	P.O. Box 10193	VAN NUYS, CA 91410-0193	1/21/2009	0000228082	$3,069
Avaya Inc.	P.O. Box 10193	VAN NUYS, CA 91410-0193	3/3/2009	0000228367	$3,069
Avaya Inc.	P.O. Box 10193	VAN NUYS, CA 91410-0193	3/31/2009	0000228486	$3,069

		TOTAL Avaya Inc.				$9,206
Avis Rent A Car Systems, Inc.	7876 Collections Ctr. Dr.	CHICAGO, IL 60693	1/28/2009	0000228151	$171

		TOTAL Avis Rent A Car Systems, Inc.				$171
Baker and Mckenzie	Two Embarcadero Center 11th Floor	SAN FRANCISCO, CA 94111-3802	4/9/2009	0000012445	$300,000
Baker and Mckenzie	Two Embarcadero Center 11th Floor	SAN FRANCISCO, CA 94111-3802	4/6/2009	0000228503	$75,000
Baker and Mckenzie	Two Embarcadero Center 11th Floor	SAN FRANCISCO, CA 94111-3802	4/3/2009	0000228501	$200,000
Baker and Mckenzie	Two Embarcadero Center 11th Floor	SAN FRANCISCO, CA 94111-3802	3/4/2009	0000228415	$22,014
Baker and Mckenzie	Two Embarcadero Center 11th Floor	SAN FRANCISCO, CA 94111-3802	2/19/2009	0000228354	$34,838
Baker and Mckenzie	Two Embarcadero Center 11th Floor	SAN FRANCISCO, CA 94111-3802	4/20/2009	0000012450	$100,000

		TOTAL Baker and Mckenzie				$731,852
Bay Seal Corporation	1550 W Winton Ave	HAYWARD, CA 94545	1/21/2009	0000228108	$5,121

		TOTAL Bay Seal Corporation				$5,121
Baymotion, Inc.	2965 Southwood Drive Pat O’Grady	ALAMEDA, CA 94501	4/15/2009	0000228508	$6,600
Baymotion, Inc.	2965 Southwood Drive Pat O’Grady	ALAMEDA, CA 94501	2/23/2009	0000228327	$2,200
Baymotion, Inc.	2965 Southwood Drive Pat O’Grady	ALAMEDA, CA 94501	2/4/2009	0000228221	$4,098
Baymotion, Inc.	2965 Southwood Drive Pat O’Grady	ALAMEDA, CA 94501	3/20/2009	0000228434	$3,960

		TOTAL Baymotion, Inc.				$16,858
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	4/1/2009	0000228488	$47,170
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	3/19/2009	ACH DEBIT	$37,206
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	2/9/2009	0000228263	$2,933
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	3/3/2009	0000228401	$47,864
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	3/24/2009	0000228464	$47,465
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	4/10/2009	0000228516	$975
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	3/2/2009	0000228374	$975
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	1/29/2009	ACH DEBIT	$36,089
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	2/5/2009	ACH DEBIT	$30,986
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	2/12/2009	ACH DEBIT	$53,044
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	2/19/2009	ACH DEBIT	$37,372
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	2/27/2009	ACH DEBIT	$38,010
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	3/5/2009	ACH DEBIT	$48,034
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	1/22/2009	ACH DEBIT	$46,008
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	3/12/2009	ACH DEBIT	$155,728
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	4/16/2009	ACH DEBIT	$13,917
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	3/27/2009	ACH DEBIT	$33,186
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	4/2/2009	ACH DEBIT	$23,602

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Blue Cross Of California	2121 N. California Blvd. 7th Floor Sally G.	WALNUT CREEK, CA 94956	4/9/2009	ACH DEBIT	$48,641

		TOTAL Blue Cross Of California				$749,203
Bosch Rexroth Pte Ltd	15D Tuas Road Tracy Lim	SINGAPORE, 638520	1/20/2009	0000012385	$681
Bosch Rexroth Pte Ltd	15D Tuas Road Tracy Lim	SINGAPORE, 638520	2/18/2009	0000012412	$355

		TOTAL Bosch Rexroth Pte Ltd				$1,036
Brecoflex Co.,L.L.C.	222 Industrial Way West Gary Faulken	EATONTOWN, NJ 07724	2/5/2009	0000228207	$380
Brecoflex Co.,L.L.C.	222 Industrial Way West Gary Faulken	EATONTOWN, NJ 07724	2/11/2009	0000228271	$62

		TOTAL Brecoflex Co.,L.L.C.				$443
Businesswire Corporation	P.O.Box 45348	SAN FRANCISCO, CA 94145-0348	2/10/2009	0000228296	$225
Businesswire Corporation	P.O.Box 45348	SAN FRANCISCO, CA 94145-0348	4/7/2009	0000228530	$645

		TOTAL Businesswire Corporation				$870
Cartus Corporation	2770 Ygnacio Valley Road Suite 210	WALNUT CREEK, CA 94598	2/2/2009	0000228196	$29,664
Cartus Corporation	2770 Ygnacio Valley Road Suite 210	WALNUT CREEK, CA 94598	2/10/2009	0000228312	$75,089
Cartus Corporation	2770 Ygnacio Valley Road Suite 210	WALNUT CREEK, CA 94598	2/23/2009	0000228346	$11,759

		TOTAL Cartus Corporation				$116,512
Cdw Computers	200 N. Milwaukee Avenue Mike Gylnn	VERNON HILLS, IL 60061	2/4/2009	0000228234	$60
Cdw Computers	200 N. Milwaukee Avenue Mike Gylnn	VERNON HILLS, IL 60061	1/20/2009	0000227997	$23,251
Cdw Computers	200 N. Milwaukee Avenue Mike Gylnn	VERNON HILLS, IL 60061	1/26/2009	0000228103	$18,931
Cdw Computers	200 N. Milwaukee Avenue Mike Gylnn	VERNON HILLS, IL 60061	1/29/2009	0000228167	$3,252

		TOTAL Cdw Computers				$45,494
Central Communications	11830 Pierce Street Suite 100 Amanda Schut	RIVERSIDE, CA 92505	4/13/2009	0000228511	$763
Central Communications	11830 Pierce Street Suite 100 Amanda Schut	RIVERSIDE, CA 92505	3/2/2009	0000228368	$1,526

		TOTAL Central Communications				$2,289
Chandler Gtwy Plaza, LLC	15607 E. Sundown Drive	FOUNTAIN HILLS, AZ 85268	3/9/2009	0000228421	$2,779
Chandler Gtwy Plaza, LLC	15607 E. Sundown Drive	FOUNTAIN HILLS, AZ 85268	2/9/2009	0000228264	$2,718
Chandler Gtwy Plaza, LLC	15607 E. Sundown Drive	FOUNTAIN HILLS, AZ 85268	4/13/2009	0000228519	$2,779

		TOTAL Chandler Gtwy Plaza, LLC				$8,275
City Of Fremont -Finance Dept	Finance Department P.O. Box 5006	FREMONT, CA 94537-5006	3/20/2009	0000228444	$30
City Of Fremont -Finance Dept	Finance Department P.O. Box 5006	FREMONT, CA 94537-5006	3/17/2009	0000228447	$10,090

		TOTAL City Of Fremont -Finance Dept				$10,120
City Of Fremont- Police Dept	Attn: Alarm Officer P.O. Box 5007	FREMONT, CA 94537-5007	3/18/2009	0000228442	$925

		TOTAL City Of Fremont- Police Dept				$925
Club Sport	46650 Landing Parkway	FREMONT, CA 94538	1/26/2009	0000228133	$1,087
Club Sport	46650 Landing Parkway	FREMONT, CA 94538	3/11/2009	0000228391	$1,087

		TOTAL Club Sport				$2,174
Colorado Dept. Of Revenue	1375 Sherman St.	DENVER, CO 80261	3/30/2009	0000228462	$648

		TOTAL Colorado Dept. Of Revenue				$648
Comcast	PO Box 1577	NEWARK, NJ 07101-1577	1/26/2009	0000228089	$205
Comcast	PO Box 1577	NEWARK, NJ 07101-1577	3/2/2009	0000228372	$103

		TOTAL Comcast				$308

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Commissioner Of Inland Revenue	Singapore		2/2/2009	0000012397	$11,089

		TOTAL Commissioner Of Inland Revenue				$11,089
Commonwealth Of Massachusetts	Department Of Revenue PO.Box 7025	BOSTON, MA 02204	3/5/2009	0000228408	$581

		TOTAL Commonwealth Of Massachusetts				$581
Comptroller Of Public Accounts	111E 17th Street	AUSTIN, TX 78774-0100	1/26/2009	0000228118	$3,659

		TOTAL Comptroller Of Public Accounts				$3,659
Computershare Shareholder Services, Inc.	250 ROYALL STREET Jeff Seiders	CANTAN, MA 02021	2/12/2009	0000228302	$1,291
Computershare Shareholder Services, Inc.	250 ROYALL STREET Jeff Seiders	CANTAN, MA 02021	1/28/2009	0000228184	$1,296

		TOTAL COMPUTERSHARE SHAREHOLDER SERVICES, INC.				$2,586
Corporate Express	P.O. Box 71052 Teri	CHICAGO, IL 60694-1052	3/2/2009	0000228390	$314
Corporate Express	P.O. Box 71052 Teri	CHICAGO, IL 60694-1052	1/23/2009	0000228132	$453
Corporate Express	P.O. Box 71052 Teri	CHICAGO, IL 60694-1052	1/30/2009	0000228194	$1,602
Corporate Express	P.O. Box 71052 Teri	CHICAGO, IL 60694-1052	2/23/2009	0000228344	$118
Corporate Express	P.O. Box 71052 Teri	CHICAGO, IL 60694-1052	4/8/2009	0000228547	$1,732
Corporate Express	P.O. Box 71052 Teri	CHICAGO, IL 60694-1052	2/12/2009	0000228309	$2,481

		TOTAL Corporate Express				$6,700
Cort Furniture Rental	6700 Santa Rita Road Suite C	PLEASANTON, CA 94588	1/22/2009	0000228007	$380
Cort Furniture Rental	6700 Santa Rita Road Suite C	PLEASANTON, CA 94588	2/23/2009	0000228335	$760

		TOTAL Cort Furniture Rental				$1,140
Cowen And Company, LLC	1221 Avenue Of the Americas Michael K.	NEW YORK, NY 10020	3/27/2009	0000012438	$105,000
Cowen And Company, LLC	1221 Avenue Of the Americas Michael K.	NEW YORK, NY 10020	4/20/2009	0000228525	$35,000

		TOTAL Cowen And Company, LLC				$140,000
Cymatix Inc	1160 Industrial Ave., Ste J Randy Wetz	PETALUMA, CA 94952	1/21/2009	0000227956	$4,133

		TOTAL Cymatix Inc				$4,133
Danaher Motion	501 West Main Street Donna S.	RADFORD, VA 24141	1/27/2009	0000228190	$453

		TOTAL Danaher Motion				$453
Data Safe	Post Office Box 7794 O. Moore	SAN FRANCISCO, CA 94120	1/27/2009	0000228187	$3,104
Data Safe	Post Office Box 7794 O. Moore	SAN FRANCISCO, CA 94120	4/8/2009	0000228540	$321

		TOTAL Data Safe				$3,425
Decon Technologies, Inc.	1132 Walsh Ave. Hugh Eden	SANTA CLARA, CA 95050	1/22/2009	0000228085	$900

		TOTAL Decon Technologies, Inc.				$900
Delectables, Inc.	1485 Franklin St.,	SANTA CLARA, CA 95050	2/27/2009	0000228396	$486
Delectables, Inc.	1485 Franklin St.,	SANTA CLARA, CA 95050	1/22/2009	0000228142	$1,315

		TOTAL Delectables, Inc.				$1,801
Deloitte and Touche LLP	1700 Market St	PHILADELPHIA, PA 19103	1/20/2009	0000228075	$38,544

		TOTAL Deloitte and Touche LLP				$38,544
Department Of Labor and Industri	PO Box 34022	SEATTLE, WA 98124-1022	4/9/2009	0000228566	$1,658
Department Of Labor and Industri	PO Box 34022	SEATTLE, WA 98124-1022	2/4/2009	0000228153	$3,021

		TOTAL Department Of Labor and Industri				$4,679
Dept Of Toxic Substance Ctrl	P.O. Box 806	SACRAMENTO, CA 95812-0806	2/11/2009	0000228279	$450

		TOTAL Dept Of Toxic Substance Ctrl				$450

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	1/20/2009	0000228113	$1,133
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	2/17/2009	0000228336	$230
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	2/10/2009	0000228315	$6,158
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	2/11/2009	0000228298	$5,186
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	2/2/2009	0000228256	$1,222
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	2/6/2009	0000228246	$7,676
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	1/27/2009	0000228199	$5,155
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	1/20/2009	0000228136	$4,981
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	1/20/2009	0000228111	$43
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	2/25/2009	0000228384	$183
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	1/20/2009	0000228016	$32,175
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	3/2/2009	0000228407	$5,966
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	1/22/2009	0000228112	$468
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	1/28/2009	0000228179	$7,959
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	4/8/2009	0000228551	$383
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	2/25/2009	0000228393	$1,024
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	3/16/2009	0000228445	$4,613
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	3/16/2009	0000228455	$206
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	3/24/2009	0000228471	$1,509
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	3/23/2009	0000228481	$869
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	3/30/2009	0000228499	$1,171
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	4/8/2009	0000228532	$270
Dhl Express (USA) Inc.	PO Box 60000-File 30692 Marc S.	SAN FRANCISCO, CA 94160	2/25/2009	0000228385	$12,928

		TOTAL Dhl Express (USA) Inc.				$101,505
Digi Key	701 Brooks Avenue South	THIEF RIVER FALLS, MN 56701	1/28/2009	0000228176	$97
Digi Key	701 Brooks Avenue South	THIEF RIVER FALLS, MN 56701	2/27/2009	0000228383	$314
Digi Key	701 Brooks Avenue South	THIEF RIVER FALLS, MN 56701	1/21/2009	0000228109	$659

		TOTAL Digi Key				$1,070
Dimensional Inspection Labs	35481 Dumbarton Ct.	NEWARK, CA 94560	2/2/2009	0000228173	$130
Dimensional Inspection Labs	35481 Dumbarton Ct.	NEWARK, CA 94560	1/22/2009	0000228002	$130
Dimensional Inspection Labs	35481 Dumbarton Ct.	NEWARK, CA 94560	2/19/2009	0000228294	$585

		TOTAL Dimensional Inspection Labs				$845
Dong Jin Kim	6581 Creek Run Drive	CENTREVILLE, VA 20121	4/20/2009	0000228527	$270

		TOTAL Dong Jin Kim				$270
Elite Network, Inc.	444 Castro Street, Suite 920	MOUNTAIN VIEW, CA 94041	2/4/2009	0000228223	$51,500

		TOTAL Elite Network, Inc.				$51,500
Elliott Lab	684 West Maude Ave	SUNNYVALE, CA 94086-3518	4/9/2009	0000228538	$1,470

		TOTAL Elliott Lab				$1,470

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Eratech Pte Ltd	Blk 5000 Ang Mo Kio Ave 5 Techplace Ii #01-06/09 Eddie Koh	SINGAPORE, 569870	1/26/2009	0000227986	$375

		TOTAL Eratech Pte Ltd				$375
Ernst and Young Llp	Dept. 6793	LOS ANGELES, CA 90084-6793	2/20/2009	0000228320	$5,000
Ernst and Young Llp	Dept. 6793	LOS ANGELES, CA 90084-6793	2/5/2009	0000228208	$45,000
Ernst and Young Llp	Dept. 6793	LOS ANGELES, CA 90084-6793	2/11/2009	0000012406	$1,367
Ernst and Young Llp	Dept. 6793	LOS ANGELES, CA 90084-6793	1/27/2009	0000227933	$14,980
Ernst and Young Llp	Dept. 6793	LOS ANGELES, CA 90084-6793	1/27/2009	0000227932	$45,000

		TOTAL Ernst and Young Llp				$111,347
Etla Limited	1 Changi North Street 2 Johnny Goh	SINGAPORE, 498808	2/18/2009	0000012411	$46

		TOTAL Etla Limited				$46
Excel Cnc Machining, Inc.	3185 De La Cruz Blvd.	SANTA CLARA, CA 95054	2/11/2009	0000228209	$109
Excel Cnc Machining, Inc.	3185 De La Cruz Blvd.	SANTA CLARA, CA 95054	1/30/2009	0000228147	$159
Excel Cnc Machining, Inc.	3185 De La Cruz Blvd.	SANTA CLARA, CA 95054	1/23/2009	0000228073	$122

		TOTAL Excel Cnc Machining, Inc.				$389
Facilities Maintenance Service	266 Gifford Avenue	SAN JOSE, CA 95110	1/28/2009	0000228186	$11,000
Facilities Maintenance Service	266 Gifford Avenue	SAN JOSE, CA 95110	2/11/2009	0000228303	$196
Facilities Maintenance Service	266 Gifford Avenue	SAN JOSE, CA 95110	4/9/2009	0000228539	$24,022
Facilities Maintenance Service	266 Gifford Avenue	SAN JOSE, CA 95110	1/20/2009	0000228029	$11,648

		TOTAL Facilities Maintenance Service				$46,866
Fed Pack International	2240 Paragon Drive Lawrence V.	SAN JOSE, CA 95131	2/5/2009	0000228251	$1,494

		TOTAL Fed Pack International				$1,494
Federal Express — 1140	P.O. Box 7221	PASADENA, CA 91109-7321	4/10/2009	0000228553	$47
Federal Express — 1140	P.O. Box 7221	PASADENA, CA 91109-7321	3/25/2009	0000228482	$101
Federal Express — 1140	P.O. Box 7221	PASADENA, CA 91109-7321	3/2/2009	0000228394	$7
Federal Express — 1140	P.O. Box 7221	PASADENA, CA 91109-7321	1/22/2009	0000228137	$212
Federal Express — 1140	P.O. Box 7221	PASADENA, CA 91109-7321	1/29/2009	0000228200	$59
Federal Express — 1140	P.O. Box 7221	PASADENA, CA 91109-7321	2/19/2009	0000228355	$6
Federal Express — 1140	P.O. Box 7221	PASADENA, CA 91109-7321	2/11/2009	0000228316	$71

		TOTAL Federal Express - 1140				$502
Flex-Plan Services, Inc.	PO Box 70366	BELLEVUE, WA 98007	1/29/2009	ACH DEBIT	$5,163
Flex-Plan Services, Inc.	PO Box 70366	BELLEVUE, WA 98007	1/22/2009	ACH DEBIT	$5,163
Flex-Plan Services, Inc.	PO Box 70366	BELLEVUE, WA 98007	3/26/2009	ACH DEBIT	$4,800
Flex-Plan Services, Inc.	PO Box 70366	BELLEVUE, WA 98007	3/19/2009	ACH DEBIT	$1,818
Flex-Plan Services, Inc.	PO Box 70366	BELLEVUE, WA 98007	3/12/2009	ACH DEBIT	$5,354
Flex-Plan Services, Inc.	PO Box 70366	BELLEVUE, WA 98007	2/26/2009	ACH DEBIT	$3,286
Flex-Plan Services, Inc.	PO Box 70366	BELLEVUE, WA 98007	2/19/2009	ACH DEBIT	$5,476
Flex-Plan Services, Inc.	PO Box 70366	BELLEVUE, WA 98007	2/17/2009	0000228227	$488
Flex-Plan Services, Inc.	PO Box 70366	BELLEVUE, WA 98007	1/28/2009	0000228091	$501
Flex-Plan Services, Inc.	PO Box 70366	BELLEVUE, WA 98007	4/9/2009	ACH DEBIT	$6,061

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Flex-Plan Services, Inc.	PO Box 70366	BELLEVUE, WA 98007	4/10/2009	0000228518	$1,141

		TOTAL Flex-Plan Services, Inc.				$39,249
Flextronics Manufacturing, SG PTE	31 Joo Koon Circle Attn: Michael Hartung	SINGAPORE, 629108	1/21/2009	0000012381	$560,701
Flextronics Manufacturing, SG PTE	31 Joo Koon Circle Attn: Michael Hartung	SINGAPORE, 629108	3/4/2009	0000012426	$11,535
Flextronics Manufacturing, SG PTE	31 Joo Koon Circle Attn: Michael Hartung	SINGAPORE, 629108	1/27/2009	0000012394	$7,147
Flextronics Manufacturing, SG PTE	31 Joo Koon Circle Attn: Michael Hartung	SINGAPORE, 629108	2/4/2009	0000012401	$710,359
Flextronics Manufacturing, SG PTE	31 Joo Koon Circle Attn: Michael Hartung	SINGAPORE, 629108	2/25/2009	0000012417	$15,872
Flextronics Manufacturing, SG PTE	31 Joo Koon Circle Attn: Michael Hartung	SINGAPORE, 629108	2/18/2009	0000012415	$165,031
Flextronics Manufacturing, SG PTE	31 Joo Koon Circle Attn: Michael Hartung	SINGAPORE, 629108	3/11/2009	0000012430	$82,797
Flextronics Manufacturing, SG PTE	31 Joo Koon Circle Attn: Michael Hartung	SINGAPORE, 629108	3/18/2009	0000012431	$14,087
Flextronics Manufacturing, SG PTE	31 Joo Koon Circle Attn: Michael Hartung	SINGAPORE, 629108	3/25/2009	0000012435	$38,150
Flextronics Manufacturing, SG PTE	31 Joo Koon Circle Attn: Michael Hartung	SINGAPORE, 629108	2/11/2009	0000012407	$3,401

		TOTAL Flextronics Manufacturing, SG PTE				$1,609,079
Flextronics Mfg Sg Pte Ltd	No-1 Kallang Place #01-00 Laura Teo	SINGAPORE, 339221	3/11/2009	0000012428	$808
Flextronics Mfg Sg Pte Ltd	No-1 Kallang Place #01-00 Laura Teo	SINGAPORE, 339221	1/21/2009	0000012380	$38,730
Flextronics Mfg Sg Pte Ltd	No-1 Kallang Place #01-00 Laura Teo	SINGAPORE, 339221	2/11/2009	0000012405	$96
Flextronics Mfg Sg Pte Ltd	No-1 Kallang Place #01-00 Laura Teo	SINGAPORE, 339221	2/18/2009	0000012414	$13,118
Flextronics Mfg Sg Pte Ltd	No-1 Kallang Place #01-00 Laura Teo	SINGAPORE, 339221	3/4/2009	0000012425	$242

		TOTAL Flextronics Mfg Sg Pte Ltd				$52,994
Florida Department Of Revenue	5050 W. Tennessee Street	TALLAHASSEE, FL 32399-0140	3/16/2009	0000228416	$300
Florida Department Of Revenue	5050 W. Tennessee Street	TALLAHASSEE, FL 32399-0140	4/20/2009	ACH DEBIT	$50
Florida Department Of Revenue	5050 W. Tennessee Street	TALLAHASSEE, FL 32399-0140	4/20/2009	0000012453	$50
Florida Department Of Revenue	5050 W. Tennessee Street	TALLAHASSEE, FL 32399-0140	4/20/2009	0000012451	$50
Florida Department Of Revenue	5050 W. Tennessee Street	TALLAHASSEE, FL 32399-0140	4/20/2009	0000012452	$50

		TOTAL Florida Department Of Revenue				$500
Foliage Software Systems, Inc.	168 Middlesex Turnpike Bill Balicki	BURLINGTON, MA 01803	1/20/2009	0000228055	$47,940

		TOTAL Foliage Software Systems, Inc.				$47,940
Foliofn Investments, Inc.	P.O. Box 1120	VIENNA, VA 22183	1/26/2009	0000228084	$9

		TOTAL Foliofn Investments, Inc.				$9
Franchise Tax Board	P.O. Box 942857	SACRAMENTO, CA 94257-0531	1/23/2009	ACH DEBIT	$5,587
Franchise Tax Board	P.O. Box 942857	SACRAMENTO, CA 94257-0531	1/22/2009	ACH DEBIT	$12,591
Franchise Tax Board	P.O. Box 942857	SACRAMENTO, CA 94257-0531	4/20/2009	ACH DEBIT	$3,962

		TOTAL Franchise Tax Board				$22,140
Francis Gibbs-#7667			3/17/2009	0000228438	$746

		TOTAL Francis Gibbs-#7667				$746
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/9/2009	ACH DEBIT	$4,608
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/19/2009	ACH DEBIT	$2,825

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246

3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/5/2009	ACH DEBIT	$2,505
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/10/2009	ACH DEBIT	$8,157
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	4/17/2009	ACH DEBIT	$1,454
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	4/15/2009	ACH DEBIT	$699
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	4/14/2009	ACH DEBIT	$2,164
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	4/13/2009	ACH DEBIT	$7,791
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	4/10/2009	ACH DEBIT	$15,818
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/20/2009	ACH DEBIT	$2,219
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	4/9/2009	ACH DEBIT	$8,033
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/27/2009	ACH DEBIT	$169
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	4/8/2009	ACH DEBIT	$1,380
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/23/2009	ACH DEBIT	$3,390
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	1/29/2009	ACH DEBIT	$571
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/17/2009	ACH DEBIT	$964
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/13/2009	ACH DEBIT	$923
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/12/2009	ACH DEBIT	$4,430
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/11/2009	ACH DEBIT	$606
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/10/2009	ACH DEBIT	$8,421
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/9/2009	ACH DEBIT	$39
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/6/2009	ACH DEBIT	$214
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/5/2009	ACH DEBIT	$178
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/18/2009	ACH DEBIT	$3,874
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/4/2009	ACH DEBIT	$1,485
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/3/2009	ACH DEBIT	$2,562
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/2/2009	ACH DEBIT	$1,242
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/4/2009	ACH DEBIT	$907
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	1/30/2009	ACH DEBIT	$1,287
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	4/6/2009	ACH DEBIT	$1,305
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	1/28/2009	ACH DEBIT	$4,530
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	1/27/2009	ACH DEBIT	$447
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	1/26/2009	ACH DEBIT	$162
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	1/23/2009	ACH DEBIT	$29

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246

3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	1/22/2009	ACH DEBIT	$2,572
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	1/21/2009	ACH DEBIT	$138
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/17/2009	0000228436	$3,946
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/27/2009	0000228370	$3,588
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/2/2009	ACH DEBIT	$1,069
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/11/2009	ACH DEBIT	$3,207
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	4/3/2009	ACH DEBIT	$1,935
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/26/2009	ACH DEBIT	$2,024
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/3/2009	ACH DEBIT	$3,979
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/23/2009	ACH DEBIT	$4,045
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/12/2009	ACH DEBIT	$4,520
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/25/2009	ACH DEBIT	$227
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	2/24/2009	ACH DEBIT	$10,869
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/13/2009	ACH DEBIT	$5,688
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/16/2009	ACH DEBIT	$9,774
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/17/2009	ACH DEBIT	$1,079
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/18/2009	ACH DEBIT	$1,561
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/19/2009	ACH DEBIT	$3,280
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	4/7/2009	ACH DEBIT	$5,484
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/20/2009	ACH DEBIT	$10,359
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/24/2009	ACH DEBIT	$310
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/25/2009	ACH DEBIT	$1,333
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/26/2009	ACH DEBIT	$6,219
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/27/2009	ACH DEBIT	$40
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/30/2009	ACH DEBIT	$2,061
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	4/2/2009	ACH DEBIT	$4,728
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	4/1/2009	ACH DEBIT	$4,600
Gelco Information Network	10700 Prairie Lakes Drive	EDEN PRAIRIE, MN 55344-3886	3/31/2009	ACH DEBIT	$5,606

		TOTAL Gelco Information Network				$199,634
Gentec Manufacturing Inc	2241 Ringwood Ave. Mark J. Diaz	SAN JOSE, CA 95131	1/30/2009	0000228178	$794
Gentec Manufacturing Inc	2241 Ringwood Ave. Mark J. Diaz	SAN JOSE, CA 95131	1/21/2009	0000228110	$223
Gentec Manufacturing Inc	2241 Ringwood Ave. Mark J. Diaz	SAN JOSE, CA 95131	1/21/2009	0000228014	$445

		TOTAL Gentec Manufacturing Inc				$1,462

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246

3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Georgia Dept Of Revenue	Processing Center P.O. Box 740397	ATLANTA, GA 30374-0397	2/2/2009	0000228101	$12

		TOTAL Georgia Dept Of Revenue				$12
Get Control, Inc.	1530 N. Hobson Street Joel Ronning	GILBERT, AZ 85233	2/2/2009	0000227926	$90

		TOTAL Get Control, Inc.				$90
Global Crossing Conferencing	1499 West 121st Avenue	WESTMINSTER, CO 80234-3429	4/1/2009	0000228493	$10,735
Global Crossing Conferencing	1499 West 121st Avenue	WESTMINSTER, CO 80234-3429	3/5/2009	0000228406	$6,930
Global Crossing Conferencing	1499 West 121st Avenue	WESTMINSTER, CO 80234-3429	1/29/2009	0000228168	$10,845

		TOTAL Global Crossing Conferencing				$28,510
Globalstar Travel Mgmt Corp.	4701 Patrick Henry Dr. Bldg.#9	SANTA CLARA, CA 95054	2/10/2009	0000228314	$3,195
Globalstar Travel Mgmt Corp.	4701 Patrick Henry Dr. Bldg.#9	SANTA CLARA, CA 95054	1/28/2009	0000228197	$41

		TOTAL Globalstar Travel Mgmt Corp.				$3,236
Gnostic Systems I Ltd	24 Yellow Tail Cove Mike M.	AUSTIN, TX 78745	1/20/2009	0000012386	$1,120

		TOTAL Gnostic Systems I Ltd				$1,120
Google Inc.	1600 Amphitheatre Pkwy	MOUNTAIN VIEW, CA 94043	3/2/2009	0000228380	$2,153

		TOTAL Google Inc.				$2,153
Greentree Systems, Inc.	1686 Dell Avenue Deb Johnson	CAMPBELL, CA 95008-6901	1/20/2009	0000227963	$4,240

		TOTAL Greentree Systems, Inc.				$4,240
Haynes and Boone, Llp	P.O.Box 841399	DALLAS, TX 75284-1399	4/8/2009	0000228548	$2,370

		TOTAL Haynes and Boone, Llp				$2,370
Hertz Corporation	PO Box 121124 Nancy Deppe	DALLAS, TX 75312-1124	3/17/2009	0000228440	$1,414

		TOTAL Hertz Corporation				$1,414
Hewlett-Packard Company	1000 North East Circle Blvd. Mail Stop 323F Linda Benede	CORVALLIS, OR 97330	1/21/2009	0000227951	$15,000

		TOTAL Hewlett-Packard Company				$15,000
Hopkins and Carley	P.O.Box 1469	SAN JOSE, CA 95109-1469	1/23/2009	0000228047	$354

		TOTAL Hopkins and Carley				$354
Hrxcel, LLC	3436 Toringdon Way Suite 300	CHARLOTTE, NC 28277	3/4/2009	0000228369	$9,859
Hrxcel, LLC	3436 Toringdon Way Suite 300	CHARLOTTE, NC 28277	1/28/2009	0000228158	$10,006

		TOTAL Hrxcel, LLC				$19,865
Human Concepts LLC	3 Harbor Drive Suite 200 Nadia Bilyck	SAUSALITO, CA 94965	2/5/2009	0000228267	$4,678

		TOTAL Human Concepts LLC				$4,678
Hyatt Legal Plans Inc.	P.O.Box 501003	ST. LOUIS, MO 63150-1003	3/24/2009	0000228458	$920
Hyatt Legal Plans Inc.	P.O.Box 501003	ST. LOUIS, MO 63150-1003	3/9/2009	0000228399	$920

		TOTAL Hyatt Legal Plans Inc.				$1,840
Ijj Engineering	6276 San Ignacio Ave Suite A Mark J.	SAN JOSE, CA 95119	2/5/2009	0000228165	$1,253
Ijj Engineering	6276 San Ignacio Ave Suite A Mark J.	SAN JOSE, CA 95119	1/26/2009	0000227991	$931
Ijj Engineering	6276 San Ignacio Ave Suite A Mark J.	SAN JOSE, CA 95119	1/26/2009	0000228095	$245

		TOTAL Ijj Engineering				$2,428
Image Threads LLC	4610 Churchill Street	SHOREVIEW, MN 55126	1/26/2009	0000228062	$45

		TOTAL Image Threads LLC				$45

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246

3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Impress Public Relations, Inc.	5301 E. Claire Drive Martin P.	SCOTTSDALE, AZ 85254	1/20/2009	0000227975	$2,600

		TOTAL Impress Public Relations, Inc.				$2,600
Infostep, Inc.	2350 Mission College Blvd Suite 290	SANTA CLARA, CA 95054	2/10/2009	0000228282	$13,770

		TOTAL Infostep, Inc.				$13,770
Inner City Express/Bay Area De	2574 Seaboard Avenue	SAN JOSE, CA 95131	2/10/2009	0000228275	$96

		TOTAL Inner City Express/Bay Area De				$96
Innovated Packaging	38505 Cherry St. Unit C	NEWARK, CA 94560	2/4/2009	0000228210	$3,072
Innovated Packaging	38505 Cherry St. Unit C	NEWARK, CA 94560	1/21/2009	0000228074	$504
Innovated Packaging	38505 Cherry St. Unit C	NEWARK, CA 94560	2/12/2009	0000228272	$673
Innovated Packaging	38505 Cherry St. Unit C	NEWARK, CA 94560	2/23/2009	0000228321	$39

		TOTAL Innovated Packaging				$4,289
Inrule Technology Inc.	651 W Washington Suite 201 Jeff Barron	CHICAGO, IL 60661	2/24/2009	0000228359	$13,688

		TOTAL Inrule Technology Inc.				$13,688
Integra Telecom	3540 East Baseline Road Suite 150 Dunston S.	PHOENIX, AZ 85042	2/11/2009	0000228285	$558
Integra Telecom	3540 East Baseline Road Suite 150 Dunston S.	PHOENIX, AZ 85042	4/9/2009	0000228520	$538

		TOTAL Integra Telecom				$1,096
Intertek	1365 Adams Court Ken Mills	MENLO PARK, CA 94025	1/27/2009	0000228154	$1,820

		TOTAL Intertek				$1,820
Intervision Systems Technologi	2250 Walsh Ave. Ben Escobar	SANTA CLARA, CA 95050	4/10/2009	0000228537	$7,060

		TOTAL Intervision Systems Technologi				$7,060
Ion Systems, Inc.	1750 North Loop Rd., Suite 100	ALAMEDA, CA 94502	2/2/2009	0000228198	$374

		TOTAL Ion Systems, Inc.				$374
Jasper Electronics	1580 North Kellogg Drive	ANAHEIM, CA 92807	1/22/2009	0000227952	$1,943
Jasper Electronics	1580 North Kellogg Drive	ANAHEIM, CA 92807	1/26/2009	0000228083	$1,029

		TOTAL Jasper Electronics				$2,972
Jjc and Associates	1386 Bello Mar Drive	ENCINITAS, CA 92024	2/4/2009	0000228245	$31

		TOTAL Jjc and Associates				$31
John Swenson (7086)			4/20/2009	0000012449	$825

		TOTAL John Swenson (7086)				$825
Kaiser Foundation Health Plan	P.O.BOX 600000	SAN FRANCISCO, CA 94160-3029	3/4/2009	0000228397	$50,593
Kaiser Foundation Health Plan	P.O.BOX 600000	SAN FRANCISCO, CA 94160-3029	4/9/2009	0000228504	$51,342
Kaiser Foundation Health Plan	P.O.BOX 600000	SAN FRANCISCO, CA 94160-3029	1/28/2009	0000228144	$52,227
Kaiser Foundation Health Plan	P.O.BOX 600000	SAN FRANCISCO, CA 94160-3029	2/27/2009	0000228361	$50,272

		TOTAL Kaiser Foundation Health Plan				$204,434
Key Bank National Association			4/1/2009	0000012439	$7,655

		TOTAL Key Bank National Association				$7,655
Keyence Corp. Of America	Dept La 22198 Mariangela	PASADENA, CA 91185	2/11/2009	0000228310	$36

		TOTAL Keyence Corp. Of America				$36
Kim Parker Associates, Inc.	430 Evans Road Kim Parker	MILPITAS, CA 95035	2/9/2009	0000228224	$225

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246

3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Kim Parker Associates, Inc.	430 Evans Road Kim Parker	MILPITAS, CA 95035	1/20/2009	0000227966	$225

		TOTAL Kim Parker Associates, Inc.				$450
Kintetsu World Express-22118	Dept La 22174	PASADENA, CA 91185	2/19/2009	0000228347	$500

		TOTAL Kintetsu World Express-22118				$500
Kno Systems	P.O. Box 1403 Kitty Ng	MILLBRAE, CA 94030	2/3/2009	0000228143	$1,500

		TOTAL Kno Systems				$1,500
Lakeview Group Limited	4205 Mowry Avenue	FREMONT, CA 94538	2/11/2009	0000228291	$1,115
Lakeview Group Limited	4205 Mowry Avenue	FREMONT, CA 94538	3/4/2009	0000228405	$1,115

		TOTAL Lakeview Group Limited				$2,230
Laschi Realty Trust	150 Main Street	READING, MA 01867	3/5/2009	0000228423	$525
Laschi Realty Trust	150 Main Street	READING, MA 01867	2/9/2009	0000228266	$525

		TOTAL Laschi Realty Trust				$1,050
Law Office Of David Lopez	171 Edge Of Woods Road PO Box 323 David Lopez	SOUTHAMPTON, NY 11969-0323	3/24/2009	0000228456	$8,500

		TOTAL Law Office Of David Lopez				$8,500
Lee Hecht Harrison, Inc.	Dept Ch#10544	PALATINE, IL 60055-0544	4/8/2009	0000228554	$16,000

		TOTAL Lee Hecht Harrison, Inc.				$16,000
Legacy Partners I Fremont, LLC	4000 East Third Avenue Suite 600	FOSTER CITY, CA 94404	3/5/2009	0000228419	$140,586
Legacy Partners I Fremont, LLC	4000 East Third Avenue Suite 600	FOSTER CITY, CA 94404	2/5/2009	0000228261	$137,720

		TOTAL Legacy Partners I Fremont, LLC				$278,307
Lhy Engineering (S) Pte Ltd	Blk 5000 #01-10 Ang Mo Kio Ave	SINGAPORE, 569870	2/4/2009	0000012404	$5,244
	Techplace Ii Kenny Lim

		TOTAL Lhy Engineering (S) Pte Ltd				$5,244
Liberty Mutual	P.O.Box 0569	CAROL STREAM, IL 60132-0569	2/23/2009	0000228348	$53,793

		TOTAL Liberty Mutual				$53,793
Lin Engineering	C/O Lorring and Associates 1990 Russell Ave. Vivian	SANTA CLARA, CA 95054	1/22/2009	0000228134	$991

		TOTAL Lin Engineering				$991
Lincoln National Life Insur. Co	8801 Indian Hills Drive John C.	OMAHA, NE 68114	4/2/2009	0000228500	$15,470

		TOTAL Lincoln National Life Insur. Co				$15,470
Lj Eng and Mfg	440 Aldo Ave	SANTA CLARA, N 95054	2/12/2009	0000228244	$5,200
Lj Eng and Mfg	440 Aldo Ave	SANTA CLARA, N 95054	1/26/2009	0000228011	$5,250

		TOTAL Lj Eng and Mfg				$10,450
Logix Communications, Lp	15301 Spectrum Drive Suite 330 Nathan Adair	ADDISON, TX 75001	4/9/2009	0000228512	$1,214
Logix Communications, Lp	15301 Spectrum Drive Suite 330 Nathan Adair	ADDISON, TX 75001	2/12/2009	0000228280	$587

		TOTAL Logix Communications, Lp				$1,802
Mac Cal Company, Inc.	1737 Junction Ave. Michael Hall	SAN JOSE, CA 95112	1/21/2009	0000228070	$7,106

		TOTAL Mac Cal Company, Inc.				$7,106
Martine,PenillaandGencarella, Llp	710 Lakeway Drive Suite 200 Michael G.	SUNNYVALE, CA 94085	1/22/2009	0000227980	$199,539
Martine,PenillaandGencarella, Llp	710 Lakeway Drive Suite 200 Michael G.	SUNNYVALE, CA 94085	4/13/2009	0000012448	$24,858
Martine,PenillaandGencarella, Llp	710 Lakeway Drive Suite 200 Michael G.	SUNNYVALE, CA 94085	4/9/2009	0000012446	$75,000

		TOTAL Martine,PenillaandGencarella, Llp				$299,397

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246

3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Massachusetts Dept. Of Revenue	P.O. Box 7039	BOSTON, MA 02204-7039	1/27/2009	ACH DEBIT	$165

		TOTAL Massachusetts Dept. Of Revenue				$165
Maxim	120 San Gabrial Drive Jennifer And	SUNNYVALE, CA 94086	2/4/2009	0000228269	$133

		TOTAL Maxim				$133
Mcmaster-Carr Supply Co.	P.O.Box 7690	CHICAGO, IL 60680-7690	1/21/2009	0000228081	$66
Mcmaster-Carr Supply Co.	P.O.Box 7690	CHICAGO, IL 60680-7690	1/28/2009	0000228152	$102
Mcmaster-Carr Supply Co.	P.O.Box 7690	CHICAGO, IL 60680-7690	2/4/2009	0000228213	$205
Mcmaster-Carr Supply Co.	P.O.Box 7690	CHICAGO, IL 60680-7690	2/25/2009	0000228366	$49

		TOTAL Mcmaster-Carr Supply Co.				$422
Mercer HR Consulting	3 Embarcadero Center Suite 1500 Rob T.	SAN FRANCISCO, CA 94111	2/5/2009	0000228229	$14,475

		TOTAL Mercer HR Consulting				$14,475
Merkle-Korff Industries.	25 Northwest Point Blvd Suite 900	ELK GROVE VILLAGE, IL 60007-1044	4/6/2009	0000228487	$150

		TOTAL Merkle-Korff Industries.				$150
Microsoft Licensing, Gp	6100 Nell Road Catherine	RENO, NV 89511	2/6/2009	0000228217	$53,259

		TOTAL Microsoft Licensing, Gp				$53,259
Midland Packaging and Crating	P.O. Box 8332 Ronni	FREMONT, CA 94537	2/3/2009	0000228216	$699

		TOTAL Midland Packaging and Crating				$699
Mimeo.Com, Inc.	460 Park Avenue South 8th Floor Krupa Patel	NEW YORK, NY 10016-7315	2/5/2009	0000228228	$284

		TOTAL Mimeo.Com, Inc.				$284
Minnesota Dept. Of Revenue	Mail Station 1260	ST. PAUL, MN 55145-1260	1/23/2009	ACH DEBIT	$3,319
Minnesota Dept. Of Revenue	Mail Station 1260	ST. PAUL, MN 55145-1260	2/20/2009	ACH DEBIT	$327
Minnesota Dept. Of Revenue	Mail Station 1260	ST. PAUL, MN 55145-1260	3/10/2009	ACH DEBIT	$24
Minnesota Dept. Of Revenue	Mail Station 1260	ST. PAUL, MN 55145-1260	4/17/2009	ACH DEBIT	$22
Minnesota Dept. Of Revenue	Mail Station 1260	ST. PAUL, MN 55145-1260	1/23/2009	ACH DEBIT	$63
Minnesota Dept. Of Revenue	Mail Station 1260	ST. PAUL, MN 55145-1260	1/23/2009	ACH DEBIT	$887
Minnesota Dept. Of Revenue	Mail Station 1260	ST. PAUL, MN 55145-1260	1/28/2009	0000228123	$120
Minnesota Dept. Of Revenue	Mail Station 1260	ST. PAUL, MN 55145-1260	1/23/2009	ACH DEBIT	$64
Minnesota Dept. Of Revenue	Mail Station 1260	ST. PAUL, MN 55145-1260	4/20/2009	0000012456	$22
Minnesota Dept. Of Revenue	Mail Station 1260	ST. PAUL, MN 55145-1260	3/20/2009	0000228448	$300

		TOTAL Minnesota Dept. Of Revenue				$5,148
Minor Rubber Company Inc.	49 Ackerman St.	BLOOMFIELD, NJ 07003	1/27/2009	0000228170	$702
Minor Rubber Company Inc.	49 Ackerman St.	BLOOMFIELD, NJ 07003	2/5/2009	0000228237	$108

		TOTAL Minor Rubber Company Inc.				$810
Moog Components	1213 North Main Street Steve Black	BLACKSBURG, VA 24060-3127	2/25/2009	0000228378	$44,945

		TOTAL Moog Components				$44,945
Mopheads Cleaning Service	6414 S. Forest Avenue Roseann H.	TEMPE, AZ 85283	2/10/2009	0000228287	$475
Mopheads Cleaning Service	6414 S. Forest Avenue Roseann H.	TEMPE, AZ 85283	4/1/2009	0000228489	$475

		TOTAL Mopheads Cleaning Service				$950
Morningside Translations	450 7th Avenue, Suite 603 Athena P.	NEW YORK, NY 10123	2/26/2009	0000228373	$2,197
Morningside Translations	450 7th Avenue, Suite 603 Athena P.	NEW YORK, NY 10123	1/21/2009	0000228090	$175

		TOTAL Morningside Translations				$2,372

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246

3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Motoki Minamiyama			2/23/2009	0000012416	$8,276

		TOTAL Motoki Minamiyama				$8,276
Mouser Electronics, Inc.	11433 Woodside Ave	SANTEE, CA 92071	1/28/2009	0000228174	$1,780

		TOTAL Mouser Electronics, Inc.				$1,780
Nalpeiron Inc.	2225 E. Bayshore Road Suite 200 Paul Leong	PALO ALTO, CA 94303	3/27/2009	0000228468	$1,999

		TOTAL Nalpeiron Inc.				$1,999
National Grid	PO Box 4300	WOBURN, MA 01888-4300	3/4/2009	0000228403	$117
National Grid	PO Box 4300	WOBURN, MA 01888-4300	2/5/2009	0000228231	$95
National Grid	PO Box 4300	WOBURN, MA 01888-4300	4/1/2009	0000228490	$111

		TOTAL National Grid				$323
New York State Sales Tax	Nys Sales Tax Processing PO Box 15169	ALBANY, NY 12212-5169	3/27/2009	0000228475	$1,247

		TOTAL New York State Sales Tax				$1,247
Newark Inone	4801 North Ravenswood Acct#217825	CHICAGO, IL 60640-4496	2/11/2009	0000228306	$1,366

		TOTAL Newark Inone				$1,366
Nippon Express USA., Inc.	8520 Ne Alderwood Rd.	PORTLAND, OR 97220	2/23/2009	0000228350	$225

		TOTAL Nippon Express USA., Inc.				$225
Norma B. Riley	9410 Van Ness Way	DURHAM, CA 95938	4/6/2009	0000228480	$7,600
Norma B. Riley	9410 Van Ness Way	DURHAM, CA 95938	3/10/2009	0000228349	$7,600

		TOTAL Norma B. Riley				$15,200
Northstar Data Systems	5705 Sinclair Road Jim Maurer	COLUMBUS, OH 43229	4/9/2009	0000228550	$365
Northstar Data Systems	5705 Sinclair Road Jim Maurer	COLUMBUS, OH 43229	2/26/2009	0000228392	$365

		TOTAL Northstar Data Systems				$730
Off-Site Record Management Inc	1959 Monterey Road	SAN JOSE, CA 95112-6119	2/6/2009	0000228214	$3,267
Off-Site Record Management Inc	1959 Monterey Road	SAN JOSE, CA 95112-6119	4/13/2009	0000228507	$1,415

		TOTAL Off-Site Record Management Inc				$4,682
Oracle Corp.	P.O. Box 44471	SAN FRANCISCO, CA 94144-4471	1/21/2009	0000228135	$31,004

		TOTAL Oracle Corp.				$31,004
Oregon Dept Of Revenue	P.O. Box 14790	SALEM, OR 97309-0470	1/23/2009	0000228119	$10

		TOTAL Oregon Dept Of Revenue				$10
Oxford Global Resources, Inc.	P.O.Box 7071	BEVERLY, MA 01915	2/23/2009	0000228340	$18,000

		TOTAL Oxford Global Resources, Inc.				$18,000
Pa Dept Of Revenue	Bureau Of Corporation Taxes PO Box 280420	HARRISBURG, PA 17128-0420	3/24/2009	0000228443	$300

		TOTAL Pa Dept Of Revenue				$300
Pacific Gas and Electric	P.O. Box 997300	SACRAMENTO, CA 95899-7300	2/12/2009	0000228299	$20,730
Pacific Gas and Electric	P.O. Box 997300	SACRAMENTO, CA 95899-7300	3/6/2009	0000228409	$21,024
Pacific Gas and Electric	P.O. Box 997300	SACRAMENTO, CA 95899-7300	4/17/2009	0000228533	$18,792
Pacific Gas and Electric	P.O. Box 997300	SACRAMENTO, CA 95899-7300	3/16/2009	0000228428	$4,899

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Pacific Gas and Electric	P.O. Box 997300	SACRAMENTO, CA 95899-7300	2/5/2009	0000228247	$17,506

		TOTAL Pacific Gas and Electric				$82,951
Parlex Corporation	One Parlex Place Jim Sieber	METHUEN, MA 01844	1/21/2009	0000228124	$1,278

		TOTAL Parlex Corporation				$1,278
Peer Group Inc.	Suite 400 Kitchener,Ontario 72 Victoria St. South	CANADA, N2G2A9	2/24/2009	0000228356	$2,200
Peer Group Inc.	Suite 400 Kitchener,Ontario 72 Victoria St. South	CANADA, N2G2A9	1/22/2009	0000228138	$3,261

		TOTAL Peer Group Inc.				$5,461
Pen Associates	C/O Riverside Interest, Inc. 615 National Avenue, Suite 200	MOUNTAIN VIEW, CA 94043	2/10/2009	0000228268	$53,832

		TOTAL Pen Associates				$53,832
Pen-Cal Administrators, Inc.	6210 Stoneridge Mall Suite 300	PLEASANTON, CA 94588	2/3/2009	0000228218	$3,375

		TOTAL Pen-Cal Administrators, Inc.				$3,375
Pentamaster Equp Manufacturing	Plot 17A, Technoplex, Medan Bayan Lepas,Taman Perindustria, Phase IV Grace Ong	PENANG, MALAYSIA	1/30/2009	0000012399	$1,221
Pentamaster Equp Manufacturing	Plot 17A, Technoplex, Medan Bayan Lepas,Taman Perindustria, Phase IV Grace Ong	PENANG, MALAYSIA	1/23/2009	0000012393	$1,262

		TOTAL Pentamaster Equp Manufacturing				$2,484
Pitney Bowes	Purchase Power P.O.Box 856042	LOUISVILLE, KY 40285-6042	4/9/2009	0000228531	$67
Pitney Bowes	Purchase Power P.O.Box 856042	LOUISVILLE, KY 40285-6042	3/31/2009	0000228495	$1,000
Pitney Bowes	Purchase Power P.O.Box 856042	LOUISVILLE, KY 40285-6042	2/11/2009	0000228297	$57

		TOTAL PITNEY BOWES				$1,124
Pitney Bowes - 856460	P.O.Box 856460	LOUISVILLE, KY 40285-6460	2/6/2009	0000228253	$124

		TOTAL Pitney Bowes - 856460				$124
Plastic Depot	41407 Albrae Street Chao	FREMONT, CA 94538	1/23/2009	0000228088	$154

		TOTAL Plastic Depot				$154
Power Standards Lab, Inc.	1201 Marina Village Parkway #101 Andreas E.	ALAMEDA, CA 94501	1/23/2009	0000228093	$7,350

		TOTAL Power Standards Lab, Inc.				$7,350
Powermatic Associates	1057 Serpentine Lane Suite A Chris	PLEASANTON, CA 94566-4759	1/27/2009	0000228175	$1,200
Powermatic Associates	1057 Serpentine Lane Suite A Chris	PLEASANTON, CA 94566-4759	2/3/2009	0000228243	$1,230

		TOTAL Powermatic Associates				$2,429
Pricewaterhousecoopers Llp	Ten Almaden Blvd. Suite 1600	SAN JOSE, CA 95113	1/26/2009	0000228169	$1,500
Pricewaterhousecoopers Llp	Ten Almaden Blvd. Suite 1600	SAN JOSE, CA 95113	2/5/2009	0000228236	$10,000
Pricewaterhousecoopers Llp	Ten Almaden Blvd. Suite 1600	SAN JOSE, CA 95113	1/20/2009	0000228105	$366,000

		TOTAL Pricewaterhousecoopers Llp				$377,500
Prodelcon Sdn Bhd	78 Lintang Bayan Lepas 7 Kawasan Perindustrian Bayan Le, Phase IV Ooi Chee Keo	PENANG, 11900	2/10/2009	0000228155	$1,794

		TOTAL Prodelcon Sdn Bhd				$1,794
Pro-Stainless, Inc.	333 East Brokaw Jim Chesus	SAN JOSE, CA 95112	2/23/2009	0000228342	$140
Pro-Stainless, Inc.	333 East Brokaw Jim Chesus	SAN JOSE, CA 95112	2/10/2009	0000228304	$530
Pro-Stainless, Inc.	333 East Brokaw Jim Chesus	SAN JOSE, CA 95112	2/4/2009	0000228252	$584

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Pro-Stainless, Inc.	333 East Brokaw Jim Chesus	SAN JOSE, CA 95112	1/29/2009	0000228188	$61
Pro-Stainless, Inc.	333 East Brokaw Jim Chesus	SAN JOSE, CA 95112	1/26/2009	0000228126	$69
Pro-Stainless, Inc.	333 East Brokaw Jim Chesus	SAN JOSE, CA 95112	4/8/2009	0000228542	$524

		TOTAL Pro-Stainless, Inc.				$1,907
Protection One	PO Box 5714	CAROL STREAM, IL 60197-5714	1/22/2009	0000228139	$725
Protection One	PO Box 5714	CAROL STREAM, IL 60197-5714	4/13/2009	0000228555	$725
Protection One	PO Box 5714	CAROL STREAM, IL 60197-5714	2/24/2009	0000228357	$725

		TOTAL Protection One				$2,174
Prudential Ins. Co Of America	30 Scranton Office Park	SCRANTON, PA 18507-1789	3/16/2009	0000228424	$2,167

		TOTAL Prudential Ins. Co Of America				$2,167
Quick Precision Design	1805 Silverwings Court Daryl O’Grad	MORGAN HILL, CA 95037	4/6/2009	0000228505	$5,300

		TOTAL Quick Precision Design				$5,300
Quintegra Solutions Limited	888 Saratoga Ave., Suite 201 Sunita Kumur	SAN JOSE, CA 95129	1/21/2009	0000228120	$752

		TOTAL Quintegra Solutions Limited				$752
Qwest	PO Box 29040	PHOENIX, AZ 85038-9040	1/27/2009	0000228161	$106
Qwest	PO Box 29040	PHOENIX, AZ 85038-9040	2/25/2009	0000228376	$106
Qwest	PO Box 29040	PHOENIX, AZ 85038-9040	3/24/2009	0000228467	$106

		TOTAL Qwest				$317
R.D. Fabricators	845 North Elm Street Linda Beckly	ORANGE, CA 92867	1/27/2009	0000228177	$2,975

		TOTAL R.D. Fabricators				$2,975
Rathbun Associates Inc.	1220-C Pear Avenue	MOUNTAIN VIEW, CA 94043	2/19/2009	0000228322	$349

		TOTAL Rathbun Associates Inc.				$349
Raymond Handling Concept	41400 Boyce Road Vasilios	FREMONT, CA 94538	2/11/2009	0000228270	$395

		TOTAL Raymond Handling Concept				$395
Reading Municipal Light Dept.	230 Ash Street PO Box 150	READING, MA 01867-0250	2/9/2009	0000228232	$42
Reading Municipal Light Dept.	230 Ash Street PO Box 150	READING, MA 01867-0250	3/9/2009	0000228404	$40
Reading Municipal Light Dept.	230 Ash Street PO Box 150	READING, MA 01867-0250	4/6/2009	0000228491	$42

		TOTAL Reading Municipal Light Dept.				$124
Robert Mcnamara	Lvi Services 80 Broad Street, 3Rd Floor	NEW YORK, NY 10004	1/29/2009	0000228059	$14,000

		TOTAL Robert Mcnamara				$14,000
Safetymax Corp.	2256 Palou Ave Carol G.	SAN FRANCISCO, CA 94124	4/8/2009	0000228506	$50

		TOTAL Safetymax Corp.				$50
Sage Software, Inc.	2325 Dulles Corner Blvd. Suite 800 Erica Dohne	HERNDON, VA 20171	1/23/2009	0000228087	$1,331

		TOTAL Sage Software, Inc.				$1,331
Saguaro Technologies, Inc.	30188 Morning View Drive Doian	MALIBU, CA 90265	2/13/2009	0000012409	$142,600

		TOTAL Saguaro Technologies, Inc.				$142,600
Satyam Computer Services Limit	One Gatehall Drive Suite 301 Gagan	PARSIPPANY, NJ 07054	1/29/2009	0000228145	$19,000

		TOTAL Satyam Computer Services Limit				$19,000
Schaeffler Group USA Inc.	308 Springhill Farm Road David M.	FORT MILL, SC 29715	3/31/2009	0000228437	$284

		TOTAL Schaeffler Group USA Inc.				$284

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Scouler and Company, LLC	1800 Century Park East Suite 600 Gillian	LOS ANGELES, CA 90067	3/2/2009	0000012421	$114,684

		TOTAL Scouler and Company, LLC				$114,684
Shareholder.Com	12 Clock Tower Place Suite 300 Adam Weingar	MAYNARD, MA 01754	2/12/2009	0000228278	$1,035

		TOTAL Shareholder.Com				$1,035
Shinei USA Inc.	Automation Systems Division 48761 Kato Road	FREMONT, CA 94538	3/25/2009	0000012436	$44,451
Shinei USA Inc.	Automation Systems Division 48761 Kato Road	FREMONT, CA 94538	3/11/2009	0000012429	$13,223
Shinei USA Inc.	Automation Systems Division 48761 Kato Road	FREMONT, CA 94538	3/4/2009	0000012427	$72,033
Shinei USA Inc.	Automation Systems Division 48761 Kato Road	FREMONT, CA 94538	2/25/2009	0000012420	$37,860
Shinei USA Inc.	Automation Systems Division 48761 Kato Road	FREMONT, CA 94538	2/18/2009	0000012410	$45
Shinei USA Inc.	Automation Systems Division 48761 Kato Road	FREMONT, CA 94538	2/11/2009	0000012408	$27,198
Shinei USA Inc.	Automation Systems Division 48761 Kato Road	FREMONT, CA 94538	2/4/2009	0000012402	$87,729
Shinei USA Inc.	Automation Systems Division 48761 Kato Road	FREMONT, CA 94538	1/27/2009	0000012395	$177,358
Shinei USA Inc.	Automation Systems Division 48761 Kato Road	FREMONT, CA 94538	1/21/2009	0000012379	$148,814
Shinei USA Inc.	Automation Systems Division 48761 Kato Road	FREMONT, CA 94538	3/18/2009	0000012432	$34,562

		TOTAL Shinei USA Inc.				$643,274
Shred-It	1538 Gladding Court	MILPITAS, CA 95035	1/29/2009	0000228122	$120
Shred-It	1538 Gladding Court	MILPITAS, CA 95035	2/6/2009	0000228025	$92
Shred-It	1538 Gladding Court	MILPITAS, CA 95035	2/6/2009	0000228183	$92
Shred-It	1538 Gladding Court	MILPITAS, CA 95035	3/12/2009	0000228387	$224

		TOTAL Shred-It				$528
Sierra Spring Water Company	P.O. Box 40424	HOUSTON, TX 77240-0424	1/20/2009	0000228039	$1,826
Sierra Spring Water Company	P.O. Box 40424	HOUSTON, TX 77240-0424	1/26/2009	0000228129	$295

		TOTAL Sierra Spring Water Company				$2,121
Silicon Valley Leadership	224 Airport Parkway #620	SAN JOSE, CA 95110	2/20/2009	0000228329	$3,800

		TOTAL Silicon Valley Leadership				$3,800
Simco Electronics	1178 Bordeaux Drive Nancy	SUNNYVALE, CA 94089	2/11/2009	0000228308	$372
Simco Electronics	1178 Bordeaux Drive Nancy	SUNNYVALE, CA 94089	1/23/2009	0000228130	$156

		TOTAL Simco Electronics				$528
Snappy Popcorn Co., Inc.	610 Main Street	BREDA, IA 51436	2/25/2009	0000228330	$138

		TOTAL Snappy Popcorn Co., Inc.				$138
Spectrum Digital, Inc.	12502 Exchange Drive Mike Strain	STAFFORD, TX 77477	1/21/2009	0000228128	$9,734

		TOTAL Spectrum Digital, Inc.				$9,734
Speqs Manufacturing Pte Ltd	10A Joo Koon Circle C Q Lim	SINGAPORE, 629115	2/10/2009	0000228096	$5,339
Speqs Manufacturing Pte Ltd	10A Joo Koon Circle C Q Lim	SINGAPORE, 629115	1/27/2009	0000227992	$6,101

		TOTAL Speqs Manufacturing Pte Ltd				$11,440

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Spinneret Inc.	5151 Lafayette Street	SANTA CLARA, CA 95054	4/8/2009	0000228528	$470
Spinneret Inc.	5151 Lafayette Street	SANTA CLARA, CA 95054	2/24/2009	0000228333	$2,986
Spinneret Inc.	5151 Lafayette Street	SANTA CLARA, CA 95054	3/17/2009	0000228441	$196
Spinneret Inc.	5151 Lafayette Street	SANTA CLARA, CA 95054	1/26/2009	0000228106	$55
Spinneret Inc.	5151 Lafayette Street	SANTA CLARA, CA 95054	2/13/2009	0000228292	$992
Spinneret Inc.	5151 Lafayette Street	SANTA CLARA, CA 95054	2/11/2009	0000228238	$91

		TOTAL Spinneret Inc.				$4,790
Sprig Electric	1860 S. 10th Street Tim D.	SAN JOSE, CA 95112	2/11/2009	0000228283	$1,154

		TOTAL Sprig Electric				$1,154
Sprint	P.O.Box 4181	CAROL STREAM, IL 60197-4181	1/20/2009	0000228046	$603
Sprint	P.O.Box 4181	CAROL STREAM, IL 60197-4181	2/12/2009	0000228313	$599
Sprint	P.O.Box 4181	CAROL STREAM, IL 60197-4181	3/20/2009	0000228453	$598

		TOTAL Sprint				$1,799
Srp	PO Box 2950	PHOENIX, AZ 85062-2950	3/12/2009	0000228425	$83
Srp	PO Box 2950	PHOENIX, AZ 85062-2950	2/11/2009	0000228288	$133
Srp	PO Box 2950	PHOENIX, AZ 85062-2950	4/13/2009	0000228523	$87

		TOTAL Srp				$303
Standard Insurance Company	1600 Riviera Ave., Suite 385 Vicky T.	WALNUT CREEK, CA 94596	3/11/2009	0000228375	$23,278
Standard Insurance Company	1600 Riviera Ave., Suite 385 Vicky T.	WALNUT CREEK, CA 94596	3/25/2009	0000228465	$23,159
Standard Insurance Company	1600 Riviera Ave., Suite 385 Vicky T.	WALNUT CREEK, CA 94596	4/13/2009	0000228560	$22,104
Standard Insurance Company	1600 Riviera Ave., Suite 385 Vicky T.	WALNUT CREEK, CA 94596	2/6/2009	0000228225	$23,479

		TOTAL Standard Insurance Company				$92,020
Standard Register	P.O. Box 840655	DALLAS, TX 75284-0655	2/5/2009	0000228242	$425

		TOTAL Standard Register				$425
Stanley J. Grubel	17 Park Road	IRVINGTON, NY 10533-2008	3/26/2009	0000228474	$969
Stanley J. Grubel	17 Park Road	IRVINGTON, NY 10533-2008	1/21/2009	0000228030	$22,109

		TOTAL Stanley J. Grubel				$23,077
State Board Of Equalization	P.O. Box 942879	SACRAMENTO, CA 94279-0001	3/10/2009	0000228337	$2,037
State Board Of Equalization	P.O. Box 942879	SACRAMENTO, CA 94279-0001	4/20/2009	0000012455	$3,962

		TOTAL State Board Of Equalization				$5,999
Stg Inc.	481 Gianni St. Jim	SANTA CLARA, CA 95054	2/24/2009	0000228360	$3,700
Stg Inc.	481 Gianni St. Jim	SANTA CLARA, CA 95054	2/20/2009	0000228319	$212
Stg Inc.	481 Gianni St. Jim	SANTA CLARA, CA 95054	2/6/2009	0000228204	$837
Stg Inc.	481 Gianni St. Jim	SANTA CLARA, CA 95054	1/21/2009	0000228071	$4,544

		TOTAL Stg Inc.				$9,294
Strategic Security Services Inc	3180 University Avenue Suite 110	SAN DIEGO, CA 92104	4/8/2009	0000228521	$2,940
Strategic Security Services Inc	3180 University Avenue Suite 110	SAN DIEGO, CA 92104	2/10/2009	0000228286	$851
Strategic Security Services Inc	3180 University Avenue Suite 110	SAN DIEGO, CA 92104	2/23/2009	0000228331	$2,370
Strategic Security Services Inc	3180 University Avenue Suite 110	SAN DIEGO, CA 92104	2/27/2009	0000228379	$532
Strategic Security Servicesinc	3180 University Avenue Suite 110	SAN DIEGO, CA 92104	1/27/2009	0000228163	$369

		TOTAL Strategic Security Services Inc				$7,062

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Stuft Pizza	1426 Dempsey Road Susan	MILPITAS, CA 95035	2/6/2009	0000228079	$92
Stuft Pizza	1426 Dempsey Road Susan	MILPITAS, CA 95035	2/6/2009	0000228212	$117

		TOTAL Stuft Pizza				$209
Summit Training Source, Inc.	4170 Embassy Drive Se	GRAND RAPIDS, MI 49546	2/2/2009	0000228157	$1,845

		TOTAL Summit Training Source, Inc.				$1,845
Symcom	1114 Hawthorne Avenue Scott Langpa	MODESTO, CA 95350	2/26/2009	0000228371	$349

		TOTAL Symcom				$349
Technical Equipment Sales, Inc	44242 Fremont Blvd.	FREMONT, CA 94538	2/2/2009	0000228203	$1,110
Technical Equipment Sales, Inc	44242 Fremont Blvd.	FREMONT, CA 94538	1/27/2009	0000228202	$1,110

		TOTAL Technical Equipment Sales, Inc				$2,220
Telemanagement Technologies	2700 Ygnacio Valley Road Suite 250 Mike William	WALNUT CREEK, CA 94598-3463	4/13/2009	0000228535	$2,257

		TOTAL Telemanagement Technologies				$2,257
Tel-Is	PO Box 3576 Les Oldham	ABILENE, TX 79604-3576	1/27/2009	0000228182	$400
Tel-Is	PO Box 3576 Les Oldham	ABILENE, TX 79604-3576	1/23/2009	0000228121	$544

		TOTAL Tel-Is				$944
Tension Measurement	11011 Wolff Way Cara Rahm	WESMINSTER, CO 80031	2/17/2009	0000228206	$262
Tension Measurement	11011 Wolff Way Cara Rahm	WESMINSTER, CO 80031	1/26/2009	0000227927	$131

		TOTAL Tension Measurement				$393
Texas Comptroller	Of Public Accounts 111 E. 17th Street	AUSTIN, TX 78774-0100	4/20/2009	0000012454	$2,179

		TOTAL Texas Comptroller				$2,179
The Depository Trust Company	Treasurers Department 55 Water Street - 49th Floor	NEW YORK, NY 10041	3/19/2009	0000012433	$1,950
The Depository Trust Company	Treasurers Department 55 Water Street - 49th Floor	NEW YORK, NY 10041	3/19/2009	ACH DEBIT	$1,950

		TOTAL The Depository Trust Company				$3,900
The Nasdaq Stock Market LLC	Lockbox 20200 PO Box 8500	PHILADELPHIA, PA 19178-0200	1/26/2009	0000228150	$45,000

		TOTAL The Nasdaq Stock Market LLC				$45,000
Thomson Financial Investor Rel	195 Broadway, 11th Floor	NEW YORK, NY 10007	1/27/2009	0000228192	$1,449

		TOTAL Thomson Financial Investor Rel				$1,449
Thomson Tax and Accounting	PO Box 71687 Steve Sim	CHICAGO, IL 60694-1687	1/28/2009	0000228162	$1,060
Thomson Tax and Accounting	PO Box 71687 Steve Sim	CHICAGO, IL 60694-1687	2/4/2009	0000228230	$2,247
Thomson Tax and Accounting	PO Box 71687 Steve Sim	CHICAGO, IL 60694-1687	2/25/2009	0000228377	$2,581

		TOTAL Thomson Tax and Accounting				$5,888
Thyssenkrupp Elevator Corp.	2140 Zanker Road Tara F.	SAN JOSE, CA 95131	4/8/2009	0000228524	$1,351
Thyssenkrupp Elevator Corp.	2140 Zanker Road Tara F.	SAN JOSE, CA 95131	3/18/2009	0000228439	$301

		TOTAL Thyssenkrupp Elevator Corp.				$1,652
Trade Beam, Inc.	Two Waters Park Drive Lynette	SAN MATEO, CA 94403-1148	2/26/2009	0000228326	$900

		TOTAL Trade Beam, Inc.				$900
Transtar Sedan and Limousine	114 Skycrest Center	SAN BRUNO, CA 94066	2/26/2009	0000228365	$156
Transtar Sedan and Limousine	114 Skycrest Center	SAN BRUNO, CA 94066	2/10/2009	0000228276	$651

		TOTAL Transtar Sedan and Limousine				$807

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Uline, Inc.	950 Albrecht Drive	LAKE BLUFF, IL 60044	1/29/2009	0000228185	$65

		TOTAL Uline, Inc.				$65
Unique Security, Inc.	4302 E. Sahuaro Drive Corey B.	PHOENIX, AZ 85028	1/23/2009	0000228094	$222

		TOTAL Unique Security, Inc.				$222
United Parcel Service	P.O. Box 894820	LOS ANGELES, CA 90189-4820	3/4/2009	0000228414	$25,726
United Parcel Service	P.O. Box 894820	LOS ANGELES, CA 90189-4820	2/26/2009	0000228389	$224
United Parcel Service	P.O. Box 894820	LOS ANGELES, CA 90189-4820	2/11/2009	0000228307	$1,154
United Parcel Service	P.O. Box 894820	LOS ANGELES, CA 90189-4820	1/28/2009	0000228191	$620
United Parcel Service	P.O. Box 894820	LOS ANGELES, CA 90189-4820	1/22/2009	0000228127	$47

		TOTAL United Parcel Service				$27,771
UPS Supply Chain Solutions,Inc	28013 Network Place	CHICAGO, IL 60673-1280	4/9/2009	0000228545	$604
UPS Supply Chain Solutions,Inc	28013 Network Place	CHICAGO, IL 60673-1280	3/26/2009	0000228477	$1,767
UPS Supply Chain Solutions,Inc	28013 Network Place	CHICAGO, IL 60673-1280	3/19/2009	0000228452	$7,910
UPS Supply Chain Solutions,Inc	28013 Network Place	CHICAGO, IL 60673-1280	3/5/2009	0000228413	$1,235
UPS Supply Chain Solutions,Inc	28013 Network Place	CHICAGO, IL 60673-1280	2/26/2009	0000228388	$457
UPS Supply Chain Solutions,Inc	28013 Network Place	CHICAGO, IL 60673-1280	2/23/2009	0000228343	$410
UPS Supply Chain Solutions,Inc	28013 Network Place	CHICAGO, IL 60673-1280	2/11/2009	0000228305	$1,055
UPS Supply Chain Solutions,Inc	28013 Network Place	CHICAGO, IL 60673-1280	3/31/2009	0000228498	$555

		TOTAL UPS Supply Chain Solutions,Inc				$13,993
Utah State Tax Commission	210 North 1950 West	SALT LAKE CITY, UT 84134-0300	1/23/2009	0000228100	$100

		TOTAL Utah State Tax Commission				$100
Valley — North American	4020 Nelson Avenue Suite 200 Rod Carter	CONCORD, CA 94520	2/25/2009	0000228382	$368

		TOTAL Valley — North American				$368
Valley Design Corporation	Two Shaker-Road Building E-001	SHIRLEY, MA 01464	1/21/2009	0000228099	$2,642

		TOTAL Valley Design Corporation				$2,642
Valley Plastics	968-C Piner Road Art Frengel	SANTA ROSA, CA 95403	1/30/2009	0000227938	$369

		TOTAL Valley Plastics				$369
Valley Vending	Greg Ryman 27 Cheltenham Way Greg	SAN JOSE, CA 95139-1261	3/10/2009	0000228430	$944
Valley Vending	Greg Ryman 27 Cheltenham Way Greg	SAN JOSE, CA 95139-1261	2/3/2009	0000228250	$1,597
Valley Vending	Greg Ryman 27 Cheltenham Way Greg	SAN JOSE, CA 95139-1261	4/7/2009	0000228541	$1,293

		TOTAL Valley Vending				$3,835
Valmark Industries, Inc.	7900 National Drive	LIVERMORE, CA 94550	1/26/2009	0000228140	$204

		TOTAL Valmark Industries, Inc.				$204
Verizon	PO Box 70928	CHICAGO, IL 60673-0928	3/5/2009	0000228398	$11,935
Verizon	PO Box 70928	CHICAGO, IL 60673-0928	3/31/2009	0000228492	$200
Verizon	PO Box 70928	CHICAGO, IL 60673-0928	3/25/2009	0000228469	$4,599
Verizon	PO Box 70928	CHICAGO, IL 60673-0928	3/26/2009	0000228463	$3,286
Verizon	PO Box 70928	CHICAGO, IL 60673-0928	1/22/2009	0000228102	$4,631

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
Verizon	PO Box 70928	CHICAGO, IL 60673-0928	3/4/2009	0000228400	$200
Verizon	PO Box 70928	CHICAGO, IL 60673-0928	2/9/2009	0000228205	$12,132
Verizon	PO Box 70928	CHICAGO, IL 60673-0928	1/29/2009	0000228166	$184
Verizon	PO Box 70928	CHICAGO, IL 60673-0928	3/26/2009	0000228457	$11,600

		TOTAL Verizon				$48,767
Verizon Japan Ltd.	Odakyu Southern Tower 2-2-1 Yoyogi, Shibuya-Ku	TOKYO, 151-8583 JAPAN	1/30/2009	0000012398	$3,668
Verizon Japan Ltd.	Odakyu Southern Tower 2-2-1 Yoyogi, Shibuya-Ku	TOKYO, 151-8583 JAPAN	1/30/2009	0000012419	$3,668
Verizon Japan Ltd.	Odakyu Southern Tower 2-2-1 Yoyogi, Shibuya-Ku	TOKYO, 151-8583 JAPAN	3/20/2009	0000012434	$1,347

		TOTAL Verizon Japan Ltd.				$8,683
Vignani Technologies, Pvt.Ltd.	93/A,4th B Cross,5th Block Koramangala Industrial Area Myron Pugh	BANGALORE, 560 095 INDIA	2/25/2009	0000012418	$3,550

		TOTAL Vignani Technologies, Pvt.Ltd.				$3,550
Vinson and Elkins L.L.P.	2300 First City Tower 1001 Fannin	HOUSTON, TX 77002-6760	2/9/2009	0000228265	$11,960
Vinson and Elkins L.L.P.	2300 First City Tower 1001 Fannin	HOUSTON, TX 77002-6760	3/6/2009	0000228422	$11,960

		TOTAL Vinson and Elkins L.L.P.				$23,920
Visawolf	1390 Willow Pass Road Suite 190	CONCORD, CA 94520	3/16/2009	0000228435	$18,140

		TOTAL Visawolf				$18,140
Visibility Corporation	200 Minuteman Drive Suite 202 Mike Danjou	ANDOVER, MA 01810	2/2/2009	0000228172	$924

		TOTAL Visibility Corporation				$924
Vision Service Plan	P.O. Box 45210	SAN FRANCISCO, CA 94145-5210	1/29/2009	0000228189	$19,118
Vision Service Plan	P.O. Box 45210	SAN FRANCISCO, CA 94145-5210	4/15/2009	0000228544	$6,203
Vision Service Plan	P.O. Box 45210	SAN FRANCISCO, CA 94145-5210	3/9/2009	0000228412	$6,271

		TOTAL Vision Service Plan				$31,592
Vulcan Spring and Mfg.Co.	501 School House Road	TELFORD, PA 18969	1/27/2009	0000228201	$558

		TOTAL Vulcan Spring and Mfg.Co.				$558
W.L. Gore and Associates, Inc.	402 Vieve'S Way PO Box 160 Shanon A.	ELKTON, MD 21922-0160	4/8/2009	0000228543	$819

		TOTAL W.L. Gore and Associates, Inc.				$819
Wagner Instruments	Post Office Box 1217 William W.	GREENWICH, CT 06836-1217	2/25/2009	0000228351	$95

		TOTAL Wagner Instruments				$95
Walt Wilson	11471 Buena Vista Drive Rich Yonker	LOS ALTOS, CA 94022	1/22/2009	0000228114	$21,900

		TOTAL Walt Wilson				$21,900
Washington State Dept Of Reven	P.O. Box 34052	SEATTLE, WA 98124-1052	2/6/2009	0000228257	$47

		TOTAL Washington State Dept Of Reven				$47
Webenertia	777 N First Street Suite 250 Julie A.	SAN JOSE, CA 95112	1/30/2009	0000228159	$383
Webenertia	777 N First Street Suite 250 Julie A.	SAN JOSE, CA 95112	4/15/2009	0000228514	$510
Webenertia	777 N First Street Suite 250 Julie A.	SAN JOSE, CA 95112	1/23/2009	0000227971	$3,166

		TOTAL Webenertia				$4,059
Whitlock Alliances LLC	9697 North Peach Court	CEDAR HILLS, UT 84062-7721	1/23/2009	0000228097	$351

		TOTAL Whitlock Alliances LLC				$351

Asyst Technologies, Inc.	Attachment 3b(i)
Case Number: 09-43246
3b(i). Payments made to creditors (excluding brokers) within the period January 20, 2009 through April 20, 2009

			Clear	Payment	Payment	Total
Payee	Address	City, State & Zip	Date	Number	Amount	Amount Paid
William Simon	1414 Donhill Drive	BEVERLY HILLS, CA 90210	1/26/2009	0000227958	$17,867
William Simon	1414 Donhill Drive	BEVERLY HILLS, CA 90210	4/2/2009	0000228433	$659

		TOTAL William Simon				$18,526
Xerox Corporation	800 Long Ridge Rd	STAMFORD, CT 06902-1288	2/6/2009	0000228241	$9,516

		TOTAL Xerox Corporation				$9,516
Yusen Air and Sea Service (USA)I	405-T Victory Avenue	SOUTH SAN FRANCISCO, CA 94080	4/10/2009	0000228556	$3,016

		TOTAL Yusen Air and Sea Service (USA)I				$3,016

		TOTAL				$9,573,009

Asyst Technologies, Inc.	Attachment 3c
Case Number: 09-43246
3c. Payments made to insiders within the period of April 21, 2008 through April 20, 2009

Name	Wages	Bonus	Expenses	Car Allowance	Other	Note(s)	Total

AARON TACHIBANA	$262,750	$200,000	$7,334	$0	$0		$470,084
ANTHONY SANTELLI	$0	$0	$0	$0	$76,635	BOARD OF DIRECTOR FEES	$76,635
MICHAEL A. SICURO	$133,185	$105,509	$5,412	$0	$0		$244,106
PAULA LUPRIORE	$309,875	$102,160	$7,914	$0	$0		$419,949
ROBERT MCNAMARA	$0	$0	$0	$0	$55,000	BOARD OF DIRECTOR FEES	$55,000
STANLEY J. GRUBEL	$0	$0	$0	$0	$85,233	BOARD OF DIRECTOR FEES	$85,233
STEVE DEBENHAM	$253,124	$104,672	$4,658	$0	$0		$363,954
STEVE SCHWARTZ	$404,135	$224,483	$28,781	$0	$0		$673,134
TOM LEITZKE	$274,038	$92,639	$807	$0	$0		$367,484
TSUYOSHI KAWANISHI	$0	$0	$0	$0	$18,859	BOARD OF DIRECTOR FEES	$18,859
WALT WILSON	$0	$0	$0	$0	$79,671	BOARD OF DIRECTOR FEES	$79,671
WILLIAM SIMON	$0	$0	$0	$0	$65,776	BOARD OF DIRECTOR FEES	$65,776

TOTAL PAYMENTS	$1,637,107	$829,463	$54,906	$0	$381,173		$2,919,884

Asyst Technologies, Inc.	Attachment 4a
Case Number: 09-43246
4a. Suits and Administrative Proceedings — Debtor as Plaintiff

Nature of Case	Case Number	Court Name and Location of Proceeding

ASYST TECHNOLOGIES PATENT INFRINGEMENT ACTION AGAINST JENOPTIK AG	C96-03915 SBA	UNITED STATES DISTRICT COURT (NORTHERN DISTRICT OF CALIFORNIA)

1

Asyst Technologies, Inc.	Attachment 4a(ii)
Case Number: 09-43246
4a(ii). Suits and Administrative Proceedings — Debtor as Defendant

Case Name	Case Number	Court Name and Location
DERIVATIVE ACTION FILED AGAINST CURRENT AND FORMER DIRECTORS & OFFICERS RELATING TO PAST STOCK OPTION GRANTS & PRACTICES	C96-03915 SBA	UNITED STATES DISTRICT COURT (NORTHERN DISTRICT OF CALIFORNIA)

1

Asyst Technologies, Inc.	Attachment 9
Case Number: 09-43246
9. Payments related to debt counseling or bankruptcy

Firm	Address		Amount
ALIXPARTNERS, LLC	4 EMBARCADERO CENTER,		$631,314
	SUITE 3110 , MICHAEL M. SAN
	FRANCISCO, CA 94111
BAKER AND MCKENZIE	TWO EMBARCADERO CENTER,		$600,000
	11TH FLOOR SAN FRANCISCO,
	CA 94111-3802
BAYSIDE CAPITAL, INC.	ONE MARKET - SPEAR TOWER,		$75,000
	18TH FLOOR SAN FRANCISCO,
	CA 94105
COWEN AND COMPANY, LLC	1221 AVENUE OF THE		$280,000
	AMERICAS, , MICHAEL K. NEW
	YORK, NY 10020
HOULIHAN LOKEY HOWARD & ZUKIN	1 SANSOME STREET, SUITE 1700		$125,000
	SAN FRANCISCO, CA 94104
SCOULER AND COMPANY, LLC	1800 CENTURY PARK EAST,		$114,684
	SUITE 600 , GILLIAN LOS
	ANGELES, CA 90067

		TOTAL:	$1,825,998

1

Asyst Technologies, Inc.	Attachment 11
Case Number: 09-43246
11. Closed Financial Accounts

			Account
Bank	Bank Address	City, State Zip	Number	Description	Close Date
BANK OF AMERICA	BANK OF AMERICA, GLOBAL TREASURY SERVICES, M/C CA5-705-09-31, 555 CALIFORNIA ST., 9TH FLOOR	SAN FRANCISCO, CA 94104	1233804361	GLOBAL TREASURY SERVICE	5/12/2008
BANK OF AMERICA SECURITIES LLC	200 N. COLLEGE STREET, 3RD FLOOR	CHARLOTTE, NC 28255	223-50181-1-2	INVESTMENT ACCOUNT	4/25/2008
COMERICA	226 AIRPORT PARKWAY, SUITE 100	SAN JOSE, CA 95110	1892561034	PAYROLL ACCOUNT	8/26/2008
COMERICA	226 AIRPORT PARKWAY, SUITE 100	SAN JOSE, CA 95110	1892019488	MONEY MARKET ACCOUNT	8/26/2008
COMERICA	226 AIRPORT PARKWAY, SUITE 100	SAN JOSE, CA 95110	1892561042	FLEX BENEFITS ACCOUNT	8/26/2008
COMERICA	226 AIRPORT PARKWAY, SUITE 100	SAN JOSE, CA 95110	1892561026	ACCOUNTS PAYABLE ACCOUNT	8/26/2008
UNION BANK	UNIONBANC INVESTMENT SERVICES, 445 SOUTH FIGUEROA STREET	LOS ANGELES, CA, 90071	1260016772	INVESTMENT ACCOUNT	8/26/2008

Asyst Technologies, Inc.	Attachment 18a
Case Number: 09-43246
18a. Nature, location, and names of business

	Taxpayer ID No			Date of
Name	(ITIN) / Complete	Address	City, State ZIP and Country	Incorporation
ASYST TECHNOLOGIES JAPAN HOLDINGS CO. INC.	JAPAN - 00012327	SHINAGAWA TOKYO BLDG. 5F 1-6-31 KONAN	MINATO-KU TOKYO, 108-0075 JAPAN	10/1/2000
ASYST KOREA, LTD.	KOREA - 1348121253	113 IMAE I-DONG, BUNDANG-GU	SUNGNAM-SI, KYUNGGI-DO, KOREA 463-060	6/10/1994
SMIF EQUIPMENT (TIANJIN) CO. LTD.	CHINA - 3101115734582476	NO 18, XINGHUA RD., XIQING ECONOMIC DEVELOPMENT AREA	TIANJIAN, PRC 300385	12/12/2000
ASYST TECHNOLOGIES MALAYSIA, SDN BHD.	MALAYSIA - C102979301	SUITE R1.1 GROUND FL, KHTP BUSINESS CENTER, KULIM-HI-TECH PARK	090000 KULIM, KEDAH DARUL AMAN, MALAYSIA	2/28/2000
ASYST TECHNOLOGIES TAIWAN, LTD.	TAIWAN - 16080514	2F,NO.118, SECTION 1, TUNG-TA ROAD	HSIN-CHU, TAIWAN	4/22/1997
ASYST TECHNOLOGIES (FAR EAST) PTE. LTD.	SINGAPORE - 199502047C	NO.84 GENTING LANE, #07-08/09/10 CITYNEON DESIGN CENTER	349584 SINGAPORE	3/25/1995
ASYST TECHNOLOGIES, GMBH	GERMANY (VAT#) - 811891163	KARL-MARX-STRABE 23	01109, DRESDEN, GERMANY	5/05/1995

Asyst Technologies, Inc.	Attachment 19a
Case Number: 09-43246
19a. Accountants and Bookkeepers Supervising Books, Records, and Financial Statements

Supervisor	Title	Address	City, State & Zip	Time Period
AARON TACHIBANA	SENIOR VP, CFO	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	6/7/2004 - CURRENT
MICHAEL SICURO	SENIOR VP, CFO	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	1/25/2007 - 8/15/2008
MOTOKI MINAMIYAMA	VP, CORPORATE CONTROLLER	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	10/1/2008 - 4/20/2009
RICHARD JANNEY	SENIOR VP, CFO	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	9/25/2006 - 3/31/2008
STACY NEO	SENIOR CONSOLIDATIONS MANAGER	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	9/10/2007 - CURRENT
TEHMAY LIU	FINANCE MANAGER	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	8/9/2006 - CURRENT

Asyst Technologies, Inc.	Attachment 20
Case Number: 09-43246
20. Inventories

	Inventory	Inventory
Supervisor Name/Title	Basis	Date	Amount
KEVIN MATSUMOTO	COST	March 15, 2008	$10,181,000
KEVIN MATSUMOTO	COST	March 17, 2007	$13,810,000

Asyst Technologies, Inc.	Attachment 21b
Case Number: 09-43246
21b. Current Officers, Directors and Stockholders holding 5% or more of the voting or equity securities

Name and Address	Title	Nature and % of Stock Ownership
WELLINGTON MANAGEMENT CO. LLP	INSTITUTIONAL SHAREHOLDER	13.99% OWNERSHIP
BARCLAYS GLOBAL INVESTORS UK	INSTITUTIONAL SHAREHOLDER	5.48% OWNERSHIP
AARON TACHIBANA	SVP, CFO	OWNERSHIP < 5%
BILL SIMON	MEMBER, BOARD OF DIRECTORS	OWNERSHIP < 5%
BOB MCNAMARA	MEMBER, BOARD OF DIRECTORS	OWNERSHIP < 5%
PAULA LUPRIORE	EXECUTIVE VP, CHIEF OPERATING OFFICER	OWNERSHIP < 5%
STAN GRUBEL	MEMBER, BOARD OF DIRECTORS	OWNERSHIP < 5%
STEVE DEBENHAM	SVP, GENERAL COUNSEL & SECRETARY	OWNERSHIP < 5%
TONY SANTELLI	MEMBER, BOARD OF DIRECTORS	OWNERSHIP < 5%
TSUYOSHI KAWANISHI	MEMBER, BOARD OF DIRECTORS	OWNERSHIP < 5%
WALT WILSON	MEMBER, BOARD OF DIRECTORS	OWNERSHIP < 5%

1

Asyst Technologies, Inc.	Attachment 22b
Case Number: 09-43246
22b. Former Officers and Directors

Name	Title	Address
MICHAEL A. SICURO	SVP, CFO	ADDRESS AVAILABLE UPON REQUEST
STEVE SCHWARTZ	PRESIDENT & CEO, CHAIRMAN OF THE BOARD	ADDRESS AVAILABLE UPON REQUEST
TOM LEITZKE	SVP, CORPORATE DEVELOPMENT	ADDRESS AVAILABLE UPON REQUEST

Asyst Technologies, Inc.	Case Number: 09-43246
DECLARATION CONCERNING DEBTOR’S STATEMENT OF FINANCIAL AFFAIRS
I, authorized signatory of this debtor entity, declare under penalty of perjury that I have read the answers contained in the foregoing Statement of Financial Affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief.

ASYST TECHNOLOGIES, INC.
Date: 6/4/2009	By:	/s/ Paula C. LuPriore
Paula C. LuPriore, Executive VP, COO and CRO

Penalty for making a false statement: Fine of up to $500,000, or imprisonment for up to 5 years, or both. 18 U.S.C. § 152 and 3571.